THE LEXINGTON FUNDS
                                  P.O. Box 1515
                             Park 80 West Plaza Two
                         Saddle Brook, New Jersey 07663

                                 Shareholder Services--1-800-526-0056
                                                       1-201-845-7300
             Institutional/Financial Adviser Services--1-800-367-9160
                          24 Hour Account Information--1-800-526-0052
                         24 Hour Investor Information--1-800-526-0057
PROSPECTUS

May 1, 1998

     The following eleven mutual funds (each a "Fund," and collectively the "Funds") are offered in this Prospectus:

   FUND NAME                                                    NASDAQ SYMBOL
   Lexington Crosby Small Cap Asia Growth Fund, Inc.                LXCAX
   Lexington Global Corporate Leaders Fund, Inc,                    LXGLX
   (formerly, Lexington GlobalFund, Inc.)
   Lexington GNMA Income Fund, Inc.                                 LEXNX
   Lexington Goldfund, Inc.                                         LEXMX
   Lexington Growth and Income Fund, Inc.                           LEXRX
   Lexington International Fund, Inc.                               LEXIX
   Lexington Money Market Trust                                     LMMXX
   Lexington Ramirez Global Income Fund                             LEBDX
   Lexington SmallCap Fund, Inc.                                    LESVX
   (formerly, Lexington SmallCap ValueFund, Inc.)
   Lexington Troika Dialog Russia Fund, Inc.                        LETRX
   Lexington Worldwide Emerging Markets Fund, Inc.                  LEXGX

     Each Fund's shares offered in this Prospectus are sold at net asset value with no sales load, no commissions and (except for certain redemptions of the Lexington Troika Dialog Russia Fund) no redemption or exchange fees. The minimum initial investment in each Fund is $1,000 ($5,000 for the Lexington Troika Dialog Russia Fund), and subsequent investments must be at least $50. See "How to Invest in the Funds."

     Each Fund is an open-end management investment company and managed by Lexington Management Corporation (the "Manager"), an affiliate of Lexington Funds Distributor Inc. (the "Distributor"). Each Fund has its own investment objective and policies designed to meet different investment goals. The Lexington Ramirez Global Income Fund may invest without limitation in lower rated debt securities commonly referred to as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest. LEXINGTON TROIKA DIALOG RUSSIA FUND INVOLVES SPECULATIVE INVESTMENTS AND SPECIAL RISKS, SUCH AS POLITICAL, ECONOMIC AND LEGAL UNCERTAINTIES, CURRENCY FLUCTUATIONS, PORTFOLIO SETTLEMENT AND CUSTODY RISKS AND RISKS OF LOSS ARISING OUT OF RUSSIA'S SYSTEM OF SHARE REGISTRATION. THESE RISKS ARE DISCUSSED MORE FULLY ON PAGE 37 OF THIS PROSPECTUS, AND INVESTORS SHOULD READ THESE SECTIONS IN DETAIL. THE FUND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE A FUND WILL ACHIEVE ITS OBJECTIVE.

     Please read this Prospectus before investing and retain it for future reference. A Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission, is incorporated to this Prospectus by reference and is available without charge by calling the appropriate telephone number above or writing to the address listed above. Information about the Lexington Funds is available on the Internet at http://www.sec.gov or http://www.lexingtonfunds.com

     AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LEXINGTON MONEY MARKET TRUST WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF (OR ENDORSED OR GUARANTEED BY)ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTING IN MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL, AND THEIR VALUE AND RETURN WILL FLUCTUATE.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Lexington Funds .......................................................    3
Fees and Expenses of the Funds ............................................    5
Financial Highlights ......................................................    8
The Funds' Investment Objectives and Policies .............................   19
Portfolio Securities ......................................................   27
Other Investment Practices ................................................   32
Risk Considerations .......................................................   34
Management of the Funds ...................................................   41
How to Contact the Funds ..................................................   52
How to Invest in the Funds ................................................   52
How to Redeem an Investment in the Funds ..................................   55
Exchange/Telephone Redemption Privileges and Restrictions .................   58
How Net Asset Value is Determined .........................................   59
Dividends and Distributions ...............................................   61
Taxation ..................................................................   62
General Information .......................................................   63
Back-up Withholding .......................................................   66
Glossary ..................................................................   66

                               THE LEXINGTON FUNDS

     The Funds' investment objectives are summarized below. See "The Funds' Investment Objectives and Policies" beginning on page 19, "Portfolio Securities" beginning on page 27, "Other Investment Practices" beginning on page 32 and "Risk Considerations" beginning on page 34 for more detailed information.


INTERNATIONAL FUNDS


LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
     The Lexington Crosby Small Cap Asia Growth Fund's investment objective is to seek long-term capital appreciation through investment in equity securities and equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.
     The Lexington Global Corporate Leaders Fund's investment objective is to seek long term growth of capital through investment in equity securities and equivalents of foreign and U.S. companies. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio of blue chip securities that in the opinion of the Manager represent "corporate leaders" in their respective industries.

LEXINGTON INTERNATIONAL FUND, INC.
     The  Lexington   International  Fund's  investment  objective  is  to  seek long-term growth of capital through investment in equity securities and equivalents of companies outside the United States.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
     The Lexington Ramirez Global Income Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective. The Lexington Ramirez Global Income Fund invests in a combination of foreign and domestic high-yield, lower rated or unrated debt securities.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
     The Lexington Troika Dialog Russia Fund's investment objective is to seek long-term capital appreciation through investment primarily in the equity securities of Russian companies.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
     The Lexington Worldwide Emerging Markets Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equivalents of emerging market companies.


DOMESTIC EQUITY FUNDS

LEXINGTON GROWTH AND INCOME FUND, INC.

     The Lexington Growth and Income Fund's principal investment objective is long term appreciation of capital. Income is a secondary objective. The Fund will seek to achieve its objective over the long term through investment in the stocks of large, ably managed and well financed companies.

LEXINGTON SMALLCAP FUND, INC.
     The Lexington SmallCap Fund's principal investment objective is long term capital appreciation. The Lexington SmallCap Fund will seek to obtain its objective through investment in equity securities and equivalents primarily of domestic companies having market capitalizations of less than $1 billion.

PRECIOUS METALS FUNDS

LEXINGTON GOLDFUND, INC.
     The Lexington Goldfund's investment objective is to attain capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold securities of companies engaged in mining or processing gold throughout the world.


DOMESTIC FIXED-INCOME FUNDS

LEXINGTON GNMA INCOME FUND, INC.
     The Lexington GNMA Income Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") Certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.


MONEY MARKET FUNDS

LEXINGTON MONEY MARKET TRUST
     The Lexington Money Market Trust's investment objective is to seek as high a level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The Lexington Money Market Trust seeks to maintain a stable net asset value of $1 per share.


                         FEES AND EXPENSES OF THE FUNDS


SHAREHOLDER TRANSACTION EXPENSES
     An investor would pay the following charges when buying or redeeming shares of a Fund:

--------------------------------------------------------------------------------
                      MAXIMUM
      MAXIMUM          SALES
       SALES       LOAD IMPOSED    DEFERRED SALES   REDEMPTION
   LOAD IMPOSED    ON REINVESTED        LOAD           FEES+      EXCHANGE FEES
   ON PURCHASES      DIVIDENDS
--------------------------------------------------------------------------------
       None            None             None           None           None
--------------------------------------------------------------------------------

+ Shareholders effecting redemptions via wire transfer may be required to pay fees, including the wire fee and other fees, that will be directly deducted from redemption proceeds. LEXINGTON TROIKA DIALOG RUSSIA FUND ONLY: You will pay a redemption fee of 2% for shares you redeem within 365 days after you have purchased them. See "How to Redeem an Investment in the Funds."

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                                                                                                 TOTAL FUND
                                                              MANAGEMENT         RULE 12b-1        OTHER          OPERATING
                                                                 FEES               FEES           FEES           EXPENSES
---------------------------------------------------------------------------------------------------------------------------
   INTERNATIONAL FUNDS
   Lexington Crosby Small Cap Asia Growth Fund                   1.25                              1.05             2.30*
   Lexington Global Corporate Leaders Fund, Inc.                 1.00                              0.75             1.75
   Lexington International Fund                                  1.00               0.25           0.50             1.75*
   Lexington Ramirez Global Income Fund                          1.00               0.25           0.25             1.50*
   Lexington Troika Dialog Russia Fund                           1.25               0.25           0.35             1.85**
   Lexington Worldwide Emerging Markets Fund                     1.00                              0.82             1.82
---------------------------------------------------------------------------------------------------------------------------
   DOMESTIC EQUITY FUNDS
   Lexington Growth and Income Fund                              0.64               0.25           0.28             1.17
   Lexington SmallCap Fund                                       1.00               0.25           1.32             2.57*
---------------------------------------------------------------------------------------------------------------------------
   PRECIOUS METALS FUNDS
   Lexington Goldfund                                            0.90               0.25           0.50             1.65
---------------------------------------------------------------------------------------------------------------------------
   DOMESTIC FIXED-INCOME FUNDS
   Lexington GNMA Income Fund                                    0.60                              0.41             1.01
---------------------------------------------------------------------------------------------------------------------------
   MONEY MARKET FUNDS
   Lexington Money Market Trust                                  0.50                              0.50             1.00*
   * Net of reimbursement or waivers
   **Net of redemption fee proceeds

     This table is intended to assist the investor in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

EXAMPLE OF EXPENSES FOR THE FUNDS

     Assuming, hypothetically, that each fund's annual return is 5% and that its operating expenses are as set forth on previous page, an investor buying $1,000 of a fund's shares would have paid the following total expenses upon redeeming such shares:

                                                                           1 YEAR       3 YEARS       5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------------------
 Lexington Crosby Small Cap Asia Growth Fund                                23.31        71.84        123.02         263.57
---------------------------------------------------------------------------------------------------------------------------
 Lexington Global Corporate Leaders Fund                                    17.78        55.11         94.89         206.24
---------------------------------------------------------------------------------------------------------------------------
 Lexington International Fund                                               17.78        55.11         94.89         206.24
---------------------------------------------------------------------------------------------------------------------------
 Lexington Ramirez Global Income Fund                                       15.26        47.41         81.84         179.05
---------------------------------------------------------------------------------------------------------------------------
 Lexington Troika Dialog Russia Fund                                        39.42        58.17        100.07         216.92
---------------------------------------------------------------------------------------------------------------------------
 Lexington Worldwide Emerging Markets Fund                                  18.49        57.25         98.52         213.73
---------------------------------------------------------------------------------------------------------------------------
 Lexington Growth and Income Fund                                           11.92        37.16         64.37         142.04
---------------------------------------------------------------------------------------------------------------------------
 Lexington SmallCap Fund                                                    26.01        79.95        136.54         290.49
---------------------------------------------------------------------------------------------------------------------------
 Lexington Goldfund                                                         16.78        52.03         89.69         195.45
---------------------------------------------------------------------------------------------------------------------------
 Lexington GNMA Income Fund                                                 10.30        32.15         55.79         123.62
---------------------------------------------------------------------------------------------------------------------------
 Lexington Money Market Trust                                               10.20        31.84         55.25         122.46


     This example is to show the effect of expenses. This example does not represent past or future expenses or returns; actual expenses and returns may vary.

     FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS
     The following financial information for the periods ended December 31, 1988 (or inception of Fund, if later), through December 31, 1997, was audited by KPMG Peat Marwick LLP, whose reports appear in the 1997 Annual Reports of the Funds.

                                             LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND
                                                                                                         JULY 3, 1995
                                                                                                 (COMMENCEMENT OF OPERATIONS)
                                                                           1997        1996          TO DECEMBER 31, 1995
                                                                         --------    --------     ---------------------------
Net asset value, beginning of period                                       $12.24      $ 9.76               $10.00
Income (loss) from investment operations:
 Net investment income (loss)                                               (0.05)      (0.05)                0.02
 Net realized and unrealized gain (loss) on investments                     (5.13)       2.54                (0.24)
---------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                              (5.18)       2.49                (0.22)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Distributions from net investment income                                    --           --                 (0.02)
 Distributions in excess of net investment income                            --         (0.01)                  --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 7.06      $12.24               $ 9.76
---------------------------------------------------------------------------------------------------------------------------
Total return                                                               (42.32%)     25.50%               (4.39)%*
---------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
 Expenses, before reimbursement or waiver                                    2.30%       2.64%                3.51%*
---------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement or waiver                                    2.30%       2.42%                1.75%*
---------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss), before reimbursement or waiver               (0.32%)     (0.86)%              (1.24)%*
---------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss), net of reimbursement or waiver               (0.32%)     (0.64)%               0.52%*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                         187.41%     176.49%               40.22%*
---------------------------------------------------------------------------------------------------------------------------
Average commission paid on equity security transactions**                   $0.005         --                   --
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                  $13,867     $23,796               $8,936
---------------------------------------------------------------------------------------------------------------------------

 *  Annualized

** The average commission paid on equity security transactions for the year ended December 31, 1996 was less than $0.005 per share of securities purchased and sold. In accordance with SECdisclosure guidelines, the average commissions paid on equity security transactions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.



                                               LEXINGTON GLOBAL CORPORATE LEADERS FUND

                                               1997    1996    1995     1994    1993    1992    1991    1990    1989    1988
                                               ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
Net asset value,
 beginning of period                          $11.28  $11.32  $11.17   $13.51  $11.09  $11.57  $10.26  $12.83  $10.89 $ 9.89
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
 investment operations:
   Net investment income                        0.03    0.01    0.09     0.02    0.06    0.06    0.09    0.11    0.01   0.02
   Net realized and
    unrealized gain (loss)
     on investments                             0.73    1.84    1.10     0.23    3.47   (0.47)   1.50   (2.25)   2.72   1.56
Total income (loss)
   from investment operations                   0.76    1.85    1.19     0.25    3.53   (0.41)   1.59   (2.14)   2.73   1.58
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net
    investment income                          (0.09)  (0.16)  (0.29)     --    (0.06)  (0.07)  (0.08)  (0.11)  (0.02) (0.02)
   Distributions in excess
    of net investments income
   (temporary book-tax difference)              --      --     (0.13)     --      --      --      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------
   Dividends from net
    realized capital gains                     (1.36)  (1.73)  (0.62)   (2.46)  (1.05)    --    (0.20)  (0.32)  (0.77) (0.56)
   Distributions in excess
     of net realized capital
     gains (temporary book-
     tax difference)                            --      --      --      (0.13)    --      --      --      --      --     --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                            (1.45)  (1.89)  (1.04)   (2.59)  (1.11)  (0.07)  (0.28)  (0.43)  (0.79) (0.58)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $10.59  $11.28  $11.32   $11.17  $13.51  $11.09  $11.57  $10.26  $12.83 $10.89
------------------------------------------------------------------------------------------------------------------------------
Total return                                    6.90%  16.43%  10.69%    1.84%  31.88%  (3.55%) 15.55% (16.75%) 25.10% 15.99%
------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------
   Expenses                                     1.75%   1.90%   1.67%    1.61%   1.49%   1.52%   1.57%   1.59%   1.64%  1.80%
------------------------------------------------------------------------------------------------------------------------------
   Net investment income                        0.23%   0.11%   0.48%    0.14%   0.52%   0.55%   0.79%   0.99%   0.13%  0.12%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                            117.48% 128.05% 166.35%   83.40%  84.61%  81.38%  75.71%  81.88% 113.58% 96.90%
------------------------------------------------------------------------------------------------------------------------------
Average commission paid
 on equity security transactions*              $0.01   $0.03    --       --       --      --      --      --     --      --
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
 period (000's omitted)                       $35,085 $37,223 $53,614  $67,392 $87,313 $50,298 $53,886 $50,501 $57,008 $38,150
------------------------------------------------------------------------------------------------------------------------------
* In accordance  with SEC disclosure  guidelines,  the average  commissions  are calculated  for the periods  beginning  with the year ended December 31, 1996, but not for prior periods.

                                                    LEXINGTON INTERNATIONAL FUND

                                                                                1997        1996         1995        1994
                                                                                ----        ----         ----        ----
Net asset value, beginning of period                                           $10.86      $10.60       $10.37      $10.00
Income (loss) from investment operations:
   Net investment income (loss)                                                  0.07       (0.02)       (0.01)      (0.08)
   Net realized and unrealized gain on investments                               0.10        1.45         0.61        0.67
---------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                                          0.17        1.43         0.60        0.59
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Distributions from net investment income                                     (0.13)      (0.20)          --          --
   Dividends in excess of net investment income
     (temporary book-tax difference)                                               --          --        (0.35)         --
   Distributions from net realized capital gains                                (0.80)      (0.97)       (0.02)      (0.10)
   Distributions in excess of net realized capital
     gains (temporary book-tax difference)                                         --          --          --        (0.12)
---------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                          (0.93)      (1.17)       (0.37)      (0.22)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $10.10      $10.86       $10.60      $10.37
---------------------------------------------------------------------------------------------------------------------------
Total return                                                                     1.61%      13.57%        5.77%       5.87%
---------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
---------------------------------------------------------------------------------------------------------------------------
   Expenses, before reimbursement or waiver                                      2.15%       2.45%        2.46%       2.39%
---------------------------------------------------------------------------------------------------------------------------
   Expenses, net of reimbursement or waiver                                      1.75%       2.45%        2.46%       2.39%
---------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss), before reimbursement or waiver                  0.13%      (0.39%)      (0.12%)     (0.94%)
---------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss), net of reimbursement or waiver                  0.53%      (0.39%)      (0.12%)     (0.94%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                             122.56%     113.55%      137.72%     100.10%
---------------------------------------------------------------------------------------------------------------------------
Average commission paid on equity security transactions*                         $0.01       $0.03           --          --
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                      $19,949     $18,891     $17,855      $17,843
---------------------------------------------------------------------------------------------------------------------------
* In accordance with SEC disclosure guidelines, the average commissions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.




                                                LEXINGTON RAMIREZ GLOBAL INCOME FUND

                                                   1997    1996    1995     1994    1993    1992    1991    1990    1989    1988
                                                   ----            ----     ----    ----    ----    ----    ----    ----    ----
Net asset value, beginning of period              $11.22  $10.75  $ 9.80  $ 10.95  $10.39  $10.35  $10.05  $10.12  $10.03   $ 9.67
Income (loss) from investment operations:
   Net investment income                            1.04    1.01    0.96     0.46    0.53    0.61    0.67    0.73    0.63    0.63
   Net realized and unrealized gain (loss)
     on investments                                (0.50)   0.36    0.95    (1.16)   0.58    0.04    0.30   (0.09)   0.09    0.36
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss)
   from investment operations                       0.54    1.37    1.91    (0.70)   1.11    0.65    0.97    0.64    0.72    0.99
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income            (0.91)  (0.86)  (0.96)   (0.45)  (0.55)  (0.61)  (0.67)  (0.71)  (0.63)  (0.63)
   Distributions from net realized gains           (0.27)   (.04)   --        --     --       --      --      --      --     --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                             (1.18)   (.90)  (0.96)   (0.45)  (0.55)  (0.61)  (0.67)  (0.71)  (0.63)  (0.63)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.58  $11.22  $10.75   $ 9.80  $10.95  $10.39  $10.35  $10.05  $10.12  $10.03
-----------------------------------------------------------------------------------------------------------------------------------
Total return                                        5.00%  13.33%  20.10%   (6.52%) 10.90%   6.51%  10.03%   6.62%   7.40%  10.54%
-----------------------------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses, before reimbursement or waiver         2.17%   2.33%   3.07%    1.80%   1.44%   1.54%   1.65%   1.61%   1.72%   1.50%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses, net of reimbursement or waiver         1.50%   1.50%   2.75%    1.50%   1.44%   1.50%   1.12%   1.08%   1.20%   1.33%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income, before
     reimbursement or waiver                        8.99%   9.49%   9.48%    4.18%   4.83%   5.88%   6.11%   6.67%   5.70%   6.16%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income, net of reimbursement
     or waiver                                      9.66%  10.32%   9.80%    4.48%   4.83%   5.92%   6.64%   7.20%   6.22%   6.33%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                117.94%  71.83% 164.72%   10.20%  31.06%  31.24%  29.45%  44.50%  46.60%  67.11%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)         $23,668 $29,110 $12,255  $10,351 $14,576 $13,085 $12,252 $10,707 $12,739 $13,139
-----------------------------------------------------------------------------------------------------------------------------------



                                                LEXINGTON TROIKA DIALOG RUSSIA FUND

                                                                                                             JULY 3, 1996 TO
                                                                                             1997          DECEMBER 31, 1996**
                                                                                             ----           -----------------
Net asset value, beginning of period                                                        $11.24                $12.12
---------------------------------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income (loss)                                                              (0.01)                (0.05)
   Net realized and unrealized gain (loss) on investments                                     7.57                 (0.51)
---------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                                                7.56                 (0.56)
---------------------------------------------------------------------------------------------------------------------------
   Less distributions:
   Distributions from net realized capital gains                                             (1.30)                (0.32)
---------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                                       (1.30)                (0.32)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $17.50                $11.24
---------------------------------------------------------------------------------------------------------------------------
Total return                                                                                 67.50%                (9.01)%*
---------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Expenses, before reimbursement or redemption fee proceeds                                  2.89%                 5.07%*
---------------------------------------------------------------------------------------------------------------------------
   Expenses, net of reimbursement or redemption fee proceeds                                  1.85%                 2.65%*
---------------------------------------------------------------------------------------------------------------------------
   Net investment loss, before reimbursement or waivers                                      (1.14)%               (3.69)%*
---------------------------------------------------------------------------------------------------------------------------
   Net investment loss, net of reimbursement or waivers                                      (0.11)%               (1.27)%*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                           66.84%               115.55%*
---------------------------------------------------------------------------------------------------------------------------
Average commission paid on equity security transactions                                         --                    --***
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                                 $137,873               $13,846
---------------------------------------------------------------------------------------------------------------------------

  *  Annualized

 ** The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.

*** The average commission paid on equity security transactions for the year ended December 31, 1997 and for the period ended December 31, 1996 was less than $0.005 per share of securities purchased and sold.


                                             LEXINGTON WORLDWIDE EMERGING MARKETS FUND

                                                1997     1996     1995     1994      1993
                                               ----      ----     ----     ----      ----

Net asset value, beginning of period          $11.49    $10.70   $11.47   $13.96     $8.66
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                   0.01      --       0.08    (0.01)     0.05
 Net realized and unrealized gain (loss)
  on investments                               (1.32)     0.79   (0.76)    (1.92)     5.43
------------------------------------------------------------------------------------------
Total income (loss)
 from investment operations                    (1.31)     0.79   (0.68)    (1.93)     5.48
------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income           --        --      (0.08)     --       (0.01)
 Distributions in excess of net investment
  income (temporary book-tax difference)        --        --      (0.01)     --       --
 Distributions from net realized gains          --        --        --     (0.47)    (0.17)
 Distributions in excess of
  net realized gains
  (temporary book-tax difference)               --        --        --     (0.09)     --
Total distributions                             --        --      (0.09)   (0.56)    (0.18)
------------------------------------------------------------------------------------------
Net asset value, end of period                $10.18    $11.49   $10.70   $11.47    $13.96
------------------------------------------------------------------------------------------
Total return                                  (11.40%)    7.38%   (5.93%) (13.81%)   63.37%
------------------------------------------------------------------------------------------
Ratio to average net assets:
 Expenses                                       1.82%     1.76%    1.88%    1.65%     1.64%
------------------------------------------------------------------------------------------
 Net investment income (loss)                   0.09%    (0.01)%   0.70%   (0.06)%    0.21%
------------------------------------------------------------------------------------------
Portfolio turnover                            112.05%    86.26%   92.85%   75.56%    38.35%
------------------------------------------------------------------------------------------
Average commission paid on equity security
  transactions*                                $0.00     $0.00      --       --       --
------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)   $137,686  $254,673 $265,544 $288,581  $230,473
------------------------------------------------------------------------------------------



                                                 1992    1991      1990      1989     1988
                                                 ----    ----      ----      ----     ----

Net asset value, beginning of period            $ 9.03   $ 8.56   $10.79   $ 8.72    $ 8.01
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                     0.07     0.09     0.25     0.13      0.12
 Net realized and unrealized gain (loss)
  on investments                                  0.27     1.97    (1.81)    2.32      0.71
--------------------------------------------------------------------------------------------
Total income (loss)
 from investment operations                       0.34     2.06    (1.56)    2.45      0.83
--------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income            (0.11)   (0.11)   (0.24)   (0.21)    (0.12)
 Distributions in excess of net investment
  income (temporary book-tax difference)           --        --        --    --       --
 Distributions from net realized gains           (0.60)   (1.48)   (0.43)   (0.17)    --
 Distributions in excess of
  net realized gains
  (temporary book-tax difference)                 --        --       --       --      --
Total distributions                              (0.71)   (1.59)   (0.67)   (0.38)    (0.12)
--------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 8.66   $ 9.03   $ 8.56   $10.79    $ 8.72
--------------------------------------------------------------------------------------------
Total return                                      3.77%   24.19%  (14.44%)  28.11%    10.36%
--------------------------------------------------------------------------------------------
Ratio to average net assets:
 Expenses                                         1.89%    1.97%    1.42%    1.36%     1.33%
--------------------------------------------------------------------------------------------
 Net investment income (loss)                     0.75%    0.79%    2.52%    1.18%     1.27%
--------------------------------------------------------------------------------------------
Portfolio turnover                               91.27%  112.03%   52.48%   59.07%    47.63%
--------------------------------------------------------------------------------------------
Average commission paid on equity security
  transactions*                                     --       --       --     --       --
--------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)      $30,021  $25,060  $22,192   $29,126  $26,389
--------------------------------------------------------------------------------------------

* The average commission paid on equity security transactions for the years ended December 31, 1997 and 1996 is less than $0.005 per share of securities purchased and sold. In accordance with SEC disclosure guidelines, average commissions are calculated beginning with the year ended December 31, 1996, but not for prior periods.


LEXINGTON GROWTH AND INCOME FUND

                                               1997      1996    1995       1994      1993
                                               ----      ----    ----       ----      ----
Net asset value, beginning of period          $18.56   $15.71   $14.36     $16.16   $16.25
Income from investment operations:
   Net investment income                        0.05     0.07     0.22       0.17     0.21
   Net realized and unrealized gain (loss)
     on investments                             5.46     4.08     3.00      (0.68)    1.94
--------------------------------------------------------------------------------------------
Total income (loss)
   from investment operations                   5.51     4.15     3.22      (0.51)    2.15
--------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income        (0.07)   (0.13)   (0.22)     (0.16)   (0.21)
   Distributions from net
    realized capital gains                     (3.73)   (1.17)   (1.65)     (0.91)   (2.03)
   Distributions in excess
    of net realized gains
    (temporary book-tax difference)              --       --      --        (0.22)     --
--------------------------------------------------------------------------------------------
Total distributions                            (3.80)   (1.30)   (1.87)     (1.29)   (2.24)
--------------------------------------------------------------------------------------------
Net asset value, end of period                $20.27   $18.56   $15.71     $14.36    $16.16
--------------------------------------------------------------------------------------------
Total return                                   30.36%   26.46%   22.57%    (3.11%)   13.22%
--------------------------------------------------------------------------------------------

Ratios to average net assets:
--------------------------------------------------------------------------------------------
Expenses                                        1.17%    1.13%    1.09%      1.15%    1.29%
--------------------------------------------------------------------------------------------
 Net investment income                          0.21%    0.43%    1.38%      1.06%    1.20%
--------------------------------------------------------------------------------------------
Portfolio turnover                             88.15%  101.12%  159.94%     63.04%   93.90%
--------------------------------------------------------------------------------------------
Average commission paid
  on equity security transactions*             $0.07    $0.07      --         --        --
--------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                           $228,037 $200,309 $138,901   $124,289 $134,508
--------------------------------------------------------------------------------------------





                                                 1992     1991      1990       1989       1988
                                                 ----     ----      ----       ----       ----
Net asset value, beginning of period            $16.39    $14.24    $16.19    $14.39     $13.58
Income from investment operations:
   Net investment income                          0.23      0.35      0.60      0.50       0.46
   Net realized and unrealized gain (loss)
     on investments                               1.79      3.17     (2.25)     3.44       0.80
-------------------------------------------------------------------------------------------------
Total income (loss)
   from investment operations                     2.02      3.52     (1.65)     3.94       1.26
-------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income          (0.32)    (0.35)    (0.30)     (0.60)     (0.45)
   Distributions from net
    realized capital gains                       (1.84)    (1.02)     --        (1.54)      --
   Distributions in excess
    of net realized gains
    (temporary book-tax difference)               --        --        --          --        --
-------------------------------------------------------------------------------------------------
Total distributions                              (2.16)    (1.37)    (0.30)     (2.14)     (0.45)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                  $16.25    $16.39    $14.24     $16.19     $14.39
-------------------------------------------------------------------------------------------------
Total return                                     12.36%    24.87%   (10.27%)    27.56%      9.38%
-------------------------------------------------------------------------------------------------

Ratios to average net assets:
-------------------------------------------------------------------------------------------------
Expenses                                          1.20%     1.13%     1.04%      1.02%      1.10%
-------------------------------------------------------------------------------------------------
 Net investment income                            2.57%     2.19%     3.91%      2.82%      3.20%
-------------------------------------------------------------------------------------------------
Portfolio turnover                               88.13%    80.33%    67.39%     64.00%     81.10%
-------------------------------------------------------------------------------------------------
Average commission paid
  on equity security transactions*                --         --       --         --         --
-------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                             $126,241  $121,263  $104,664   $128,329   $111,117
-------------------------------------------------------------------------------------------------


* In accordance with SEC disclosure guidelines, the average commissions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.


LEXINGTON SMALLCAP FUND

                                                                                                      JANUARY 2, 1996
                                                                                               (COMMENCEMENT OF OPERATIONS)
                                                                              1997                   DECEMBER 31, 1996
                                                                              ----              ---------------------------
Net asset value, beginning of period                                         $11.73                       $ 10.00
Income (loss) from investment operations:
   Net investment income (loss)                                               (0.19)                        (0.18)
   Net realized and unrealized gain on investments                             1.41                          1.94
---------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                                        1.22                          1.76

Less distributions:
   Distributions from net investment income                                   (0.15)                         --
   Distributions from net realized capital gains                              (1,41)                        (0.03)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (1.56)                         --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $11.39                        $11.73
---------------------------------------------------------------------------------------------------------------------------
Total return                                                                  10.47%                        17.50%
---------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
---------------------------------------------------------------------------------------------------------------------------
   Expenses, before reimbursement or waiver                                    2.57%                         3.04%
---------------------------------------------------------------------------------------------------------------------------
   Expenses, net of reimbursement or waiver                                    2.57%                         2.48%
---------------------------------------------------------------------------------------------------------------------------
   Net investment loss, before reimbursement or waiver                        (1.78%)                       (2.34)%
---------------------------------------------------------------------------------------------------------------------------
   Net investment loss                                                        (1.78%)                       (1.78)%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            39.09%                        60.92%
---------------------------------------------------------------------------------------------------------------------------
Average commission paid on equity security transactions                      $ 0.04                        $ 0.03
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                    $9,565                        $8,061
---------------------------------------------------------------------------------------------------------------------------



                                                         LEXINGTON GOLDFUND

                                               1997       1996     1995       1994      1993
                                               ----       ----     ----       ----      ----
Net asset value, beginning of period           $5.97     $6.24     $6.37      $6.90     $3.70
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                        --        0.02       --        0.03      0.01
   Net realized and unrealized gain (loss)
     on investments                            (2.52)     0.50     (0.12)     (0.53)     3.21
-------------------------------------------------------------------------------------------------
Total income (loss)
   from investment operations                  (2.52)     0.52     (0.12)     (0.50)     3.22
-------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income        (0.21)    (0.79)    (0.01)     (0.03)    (0.02)
-------------------------------------------------------------------------------------------------
Total distributions                            (0.21)    (0.79)    (0.01)     (0.03)    (0.02)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                 $3.24     $5.97     $6.24      $6.37     $6.90
-------------------------------------------------------------------------------------------------
Total return                                  (42.98%)    7.84%    (1.89%)    (7.28%)   89.96%
-------------------------------------------------------------------------------------------------
Ratio to average net assets:
-------------------------------------------------------------------------------------------------
   Expenses                                     1.65%     1.60%     1.70%      1.54%     1.63%
-------------------------------------------------------------------------------------------------
   Net investment income (loss)                 0.17%    (0.32)%    0.07%      0.50%     0.25%
-------------------------------------------------------------------------------------------------
Portfolio turnover                             38.32%    31.04%    40.41%     23.77%    28.41%
-------------------------------------------------------------------------------------------------
Average commission paid on equity
  security transactions*                         .02       .02       --         --        --
-------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $53,707  $109,287  $135,779   $159,435  $159,479
-------------------------------------------------------------------------------------------------



                                                1992      1991      1990      1989    1988
                                                ----      ----      ----      ----    ----
Net asset value, beginning of period            $4.68     $5.03     $6.39     $5.21    $6.20
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                         0.02      0.04      0.04      0.05     0.04
   Net realized and unrealized gain (loss)
     on investments                             (0.98)    (0.35)    (1.36)     1.18    (0.98)
----------------------------------------------------------------------------------------------
Total income (loss)
   from investment operations                   (0.96)    (0.31)    (1.32)     1.23    (0.94)
----------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income         (0.02)    (0.04)    (0.04)    (0.05)   (0.05)
----------------------------------------------------------------------------------------------
Total distributions                             (0.02)    (0.04)    (0.04)    (0.05)   (0.05)
----------------------------------------------------------------------------------------------
Net asset value, end of period                  $3.70     $4.68     $5.03     $6.39    $5.21
----------------------------------------------------------------------------------------------
Total return                                   (20.51%)   (6.14%)  (20.35%)   23.62%  (15.18%)
----------------------------------------------------------------------------------------------
Ratio to average net assets:
----------------------------------------------------------------------------------------------
   Expenses                                      1.69%     1.43%     1.36%     1.42%    1.61%
----------------------------------------------------------------------------------------------
   Net investment income (loss)                  0.58%     0.81%     0.69%     1.14%    0.78%
----------------------------------------------------------------------------------------------
Portfolio turnover                              13.18%    22.14%    12.43%    15.98%   20.45%
----------------------------------------------------------------------------------------------
Average commission paid on equity
  security transactions*                          --        --       --       --        --
----------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)      $71,856   $96,316  $106,074  $154,484  $92,782
----------------------------------------------------------------------------------------------

* In accordance with SEC disclosure guidelines, the average commissions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.




                                                     LEXINGTON GNMA INCOME FUND

                                               1997      1996      1995      1994      1993
                                               ----      ----      ----      ----      ----
Net asset value, beginning of period           $8.12     $8.19     $7.60     $8.32     $8.26
----------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                        0.51      0.53      0.58      0.55      0.59
   Net realized and unrealized gain (loss)
     on investments                             0.29     (0.08)     0.59     (0.72)     0.06
----------------------------------------------------------------------------------------------
Total income (loss)
   from investment operations                   0.80      0.45      1.17     (0.17)     0.65
Less distributions:
   Dividends from net investment income        (0.52)    (0.52)    (0.58)    (0.55)    (0.59)
   Distributions from net
    realized capital gains                       --         --        --       --        --
----------------------------------------------------------------------------------------------
   Total distributions                         (0.52)    (0.52)    (0.58)    (0.55)    (0.59)
----------------------------------------------------------------------------------------------
Net asset value, end of period                 $8.40     $8.12     $8.19     $7.60     $8.32
----------------------------------------------------------------------------------------------
Total return                                   10.20%     5.71%    15.91%    (2.07%)    8.06%
----------------------------------------------------------------------------------------------
Ratio to average net assets:
----------------------------------------------------------------------------------------------
   Expenses                                     1.01%     1.05%     1.01%     0.98%     1.02%
----------------------------------------------------------------------------------------------
   Net investment income                        6.28%     6.56%     7.10%     6.90%     6.96%
----------------------------------------------------------------------------------------------
Portfolio turnover                            134.28%   128.76%    30.69%    37.15%    52.34%
----------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)    $158,071  $133,777  $130,681  $132,108  $149,961
----------------------------------------------------------------------------------------------





                                               1992     1991      1990      1989      1988
                                               ----     ----      ----      ----      ----
Net asset value, beginning of period           $8.45    $7.90     $7.88     $7.45    $7.58
---------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                        0.61     0.64      0.65      0.69     0.64
   Net realized and unrealized gain (loss)
     on investments                            (0.19)    0.55      0.03      0.42    (0.13)
---------------------------------------------------------------------------------------------
Total income (loss)
   from investment operations                   0.42     1.19      0.68      1.11     0.51
Less distributions:
   Dividends from net investment income        (0.61)   (0.64)    (0.66)    (0.68)   (0.61)
   Distributions from net
    realized capital gains                        --        --      --         --    (0.03)
---------------------------------------------------------------------------------------------
   Total distributions                         (0.61)   (0.64)    (0.66)    (0.68)   (0.64)
---------------------------------------------------------------------------------------------
Net asset value, end of period                 $8.26    $8.45     $7.90     $7.88    $7.45
---------------------------------------------------------------------------------------------
Total return                                    5.19%   15.75%     9.23%    15.60%    6.90%
---------------------------------------------------------------------------------------------
Ratio to average net assets:
---------------------------------------------------------------------------------------------
   Expenses                                     1.01%    1.02%     1.04%     1.03%    1.07%
---------------------------------------------------------------------------------------------
   Net investment income                        7.31%    7.97%     8.43%     8.88%    8.31%
---------------------------------------------------------------------------------------------
Portfolio turnover                            180.11%  138.71%   112.55%   102.66%  233.48%
---------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)    $132,048 $122,191   $98,011   $96,465  $97,185
---------------------------------------------------------------------------------------------



                                                    LEXINGTON MONEY MARKET TRUST

                                               1997       1996      1995         1994       1993
                                               ----       ----      ----         ----       ----
Net asset value, beginning of period           $1.00      $ 1.00    $ 1.00       $ 1.00       1.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                        0.0458      0.0441    0.0495       0.0330     0.0230
-----------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income        (0.0458)    (0.0441)   (0.0495)    (0.0330)   (0.0230)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 1.00      $ 1.00     $ 1.00      $ 1.00     $ 1.00
-----------------------------------------------------------------------------------------------------
Total return                                    4.68%       4.50%      5.06%       3.35%      2.32%
-----------------------------------------------------------------------------------------------------
Ratio to average net assets:
-----------------------------------------------------------------------------------------------------
   Expenses, before reimbursement               1.04%       1.04%      1.08%       1.02%      1.00%
-----------------------------------------------------------------------------------------------------
   Expenses, net of reimbursement               1.00%       1.00%      1.00%       1.00%      1.00%
-----------------------------------------------------------------------------------------------------
   Net investment income, before
     reimbursement                              4.55%       4.37%      4.87%       3.30%      2.30%
-----------------------------------------------------------------------------------------------------
   Net investment income, net of
     reimbursement                              4.58%       4.41%      4.95%       3.32%      2.30%
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $95,149     $97,526    $88,786    $111,805    $94,718
-----------------------------------------------------------------------------------------------------




                                                 1992        1991        1990       1989        1988
                                                 ----        ----        ----       ----        ----

Net asset value, beginning of period           $ 1.00       $ 1.00      $ 1.00     $ 1.00       $ 1.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                         0.0299       0.0532      0.0732     0.0828       0.0678
--------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income          (0.0299)    (0.0532)    (0.0732)   (0.0828)     (0.0678)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 1.00       $ 1.00      $ 1.00     $ 1.00       $ 1.00
--------------------------------------------------------------------------------------------------------
Total return                                     3.03%        5.45%       7.56%      8.60%        7.00%
--------------------------------------------------------------------------------------------------------
Ratio to average net assets:
--------------------------------------------------------------------------------------------------------
   Expenses, before reimbursement                1.03%        1.02%       0.97%      0.99%        0.97%
--------------------------------------------------------------------------------------------------------
   Expenses, net of reimbursement                1.00%        1.00%       0.97%      0.99%        0.97%
--------------------------------------------------------------------------------------------------------
   Net investment income, before
     reimbursement                               2.99%        5.35%       7.32%      8.29%        6.74%
--------------------------------------------------------------------------------------------------------
   Net investment income, net of
     reimbursement                               3.02%        5.37%       7.32%      8.29%        6.74%
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $111,453     $143,137    $176,127   $182,703     $192,079
-------------------------------------------------------------------------------------------------------


                                                                 18






                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

The investment objective and general investment policies of each Fund are described below. Specific portfolio securities that may be purchased by the Funds are described in "Portfolio Securities" beginning on page 27. Specific investment practices that may be employed by the Funds are described in "Other
Investment Practices" beginning on page 32. Certain risks associated with investments in the Funds are described in those sections as well as in "Risk
Considerations"  beginning on page 34.  CERTAIN TERMS USED IN THE PROSPECTUS ARE
DEFINED IN THE GLOSSARY  BEGINNING ON PAGE 66.

                          SUMMARY COMPARISON OF FUNDS

Under normal market conditions, the Funds will invest their assets as follows:

                                                                                       TYPICAL MARKET
                                     ANTICIPATED     ANTICIPATED                      CAPITALIZATION
                                       EQUITY           DEBT                           OF PORTFOLIO
         FUND NAME                    EXPOSURE        EXPOSURE       FOCUS              COMPANIES
===========================================================================================================
INTERNATIONAL FUNDS
         Lexington Crosby              100%              0%      Asia Small-Cap           Less than
         Small Cap Asia                                                                   $1 billion
         Growth Fund
         --------------------------------------------------------------------------------------------------
         Lexington Global Corporate    100%              0%      Global Value             Over
         Leaders Fund                                                                     $1 billion
         --------------------------------------------------------------------------------------------------
         Lexington                     100%              0%      Foreign Growth           Any size
         International Fund
         --------------------------------------------------------------------------------------------------
         Lexington Ramirez              0%              100%     Global Income            Any size
         Global Income Fund
         --------------------------------------------------------------------------------------------------
         Lexington Troika               85%              15%     Russian Growth           Any size
         Dialog Russia Fund
         --------------------------------------------------------------------------------------------------
         Lexington Worldwide           100%              0%      Foreign Emerging         Any size
         Emerging Markets                                        Growth
         Fund
===========================================================================================================
DOMESTIC EQUITY FUNDS
         Lexington Growth              100%              0%      Capital Appreciation     Any size
         and Income Fund                                         and Income
         --------------------------------------------------------------------------------------------------
         Lexington SmallCap            100%              0%      U.S. Small-Cap           Between
         Fund                                                                             $20 million
                                                                                          and $1 billion
===========================================================================================================
PRECIOUS METALS
         Lexington Goldfund            100%              0%      Gold and Gold            Any size
                                                                 Companies
===========================================================================================================
DOMESTIC FIXED-INCOME FUNDS
         Lexington GNMA                 0%              100%     Income                   N/A
         Income Fund
===========================================================================================================
MONEY MARKET FUNDS
         Lexington Money                0%              100%     Income                   N/A
         Market Trust
-----------------------------------------------------------------------------------------------------------
See each Fund's  investment  objective and policies on the following  pages, and the section titled "Portfolio Securities" for more information.


                                       19


LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.

     The investment objective of the Lexington Crosby Small Cap Asia Growth Fund is long-term capital appreciation through investment in equity securities and equivalents of companies in the Asia Region having market capitalizations of less than $1 billion. Under normal conditions, the Fund will invest at least 65% of its total assets in this manner. The Fund considers the following to be countries in the Asia Region: Bangladesh, China, Hong Kong, India, Indonesia,
Korea,  Malaysia,  Pakistan,  The Phillippines,  Singapore,  Sri Lanka,  Taiwan,
Thailand and Vietnam. The Fund does not intend to invest in Japanese securities.
The Fund considers a company to be within the Asia Region if it is organized under the laws of a country located in the Asia Region, if its principal securities trading market is located in the Asia Region, and if it derives at least 50% of its revenues or profits from the Asia Region. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies having market capitalizations of $1 billion or more, in securities of companies located outside the Asia Region (for example, Australia or New Zealand), or in debt securities or other investments (see
"Portfolio Securities" and "Other Investment Practices"). The Fund will invest primarily in companies listed on stock exchanges but may also invest in unlisted securities. Under normal market conditions, the Fund maintains investments in at least three Asian countries at all times.

     The Fund invests in companies with proven management that are undervalued and under-researched by the investment community, and that are within industry sectors with particularly strong growth prospects. There are approximately 3,000 small capitalization companies in the Asia Region which will be the primary focus of the Fund's investments. The market value of small capitalization companies in the Asia Region tends to be volatile, and in the past has offered greater potential for gain as well as loss than securities traded in developed countries. It is possible that the Fund investments could be subject to foreign expropriation or exchange control restrictions. (see "Risk Considerations.") The
Fund intends to select securities which could have enhanced growth prospects and which may provide investment returns superior to the Asian market as a whole.

                                   ----------

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.

     The investment objective of the Lexington Global Corporate Leaders Fund is to seek long-term growth of capital through investment in equity securities and equivalents of foreign and U.S. companies. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a

                                       20

diversified portfolio of blue chip securities that in the opinion of the Manager represents  "corporate  leaders" in their  respective  industries.  The Fund may
invest  in  securities  of  companies  in  the  following   regions   (including
governments  of these  regions):  the Asia  Region  (including  Japan);  Europe;
Central and South America; Africa, North America (including the U.S. and Canada)
and such other areas and  countries as the Manager may decide from time to time.
The Fund  generally  invests the  remaining 35% of its total assets in a similar manner,  but may invest those  assets in  securities  of smaller  capitalization companies,  debt securities or other investments (see "Portfolio Securities" and
"Other Investment  Practices").  Under normal market  conditions,  the Fund will maintain  investments in three  countries at all times,  however the Fund is not
required  to  maintain  any  particular   geographic  or  currency  mix  of  its
investments.

     It is possible that certain investments could be subject to foreign expropriation or exchange control restrictions (see "Risk Considerations.") The
Fund may choose to invest in foreign debt securities when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation from investments in equity securities. The market value of debt securities varies inversely to changes in prevailing interest rates, and investing in debt securities may provide an opportunity for capital appreciation when interest rates are expected to decline. With respect to debt securities, the Fund will invest in investment grade obligations and non-rated obligations of comparable quality. There is no particular proportion of stocks, bonds or other securities that the Fund is required to maintain. The
Fund intends to select the countries, currencies, and companies providing the greatest potential for long-term growth.

                                   ----------

LEXINGTON INTERNATIONAL FUND, INC.

     The investment objective of the Lexington International Fund is to seek long-term growth of capital through investment in equity securities and equivalents of companies outside the United States. The Fund will invest at least 65% of its total assets in this manner. The Fund may invest in securities of companies in the following regions (including governments of these regions):
the Asia Region (including Japan); Europe; Latin America; Africa and such other areas and countries as the Manager may decide from time to time. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies in the United States, in debt securities or other investments (see "Portfolio Securities" and "Other Investment Practices").
Under normal market conditions, the Fund will maintain investments in three foreign countries at all times, however the

                                       21

Fund is not required to maintain any particular geographic or currency mix of its investments.

     The Fund may invest in companies located in developing countries without limitation. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of companies. The market value of securities traded on exchanges in developing countries tends to be volatile, and in the past has offered greater potential for gain as well as loss than securities traded in developed countries. It is possible that certain investments could be subject to foreign expropriation or exchange control restrictions. See "Risk Considerations." The
Fund may choose to invest in foreign debt securities when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation from investments in equity securities. The market value of debt securities varies inversely to changes in prevailing interest rates, and investing in debt securities may provide an opportunity for capital appreciation when interest rates are expected to decline. With respect to debt securities, the Fund will invest in investment grade obligations and non-rated obligations of comparable quality. There is no particular proportion of stocks, bonds or other securities that the Fund is required to maintain. The
Fund intends to select the countries, currencies, and companies providing the greatest potential for long-term growth.

                                   ----------

LEXINGTON RAMIREZ GLOBAL INCOME FUND

     The investment  objective of the Lexington Ramirez Global Income Fund is to seek high current income. The Fund invests primarily in a combination of foreign
and  domestic  high  yield,   lower  rated  or  unrated  debt  securities.   The
appreciation of capital is a secondary  objective.  Under normal  conditions its investments  will  consist  of  debt  securities  issued  by  U.S.  and  foreign government  agencies and  instrumentalities,  and debt securities issued by U.S.
companies,  companies in developed  markets and  companies in emerging  markets, including debt securities  issued by central banks,  commercial banks, and other corporate  entities.  Debt  securities  investments  consist  of  bonds,  notes, debentures and other similar instruments.

     The Fund will invest primarily in foreign debt securities whose credit quality is generally considered equal to U.S. corporate debt securities known as "junk bonds". It may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade, and may also invest in securities that are in default as to payment of principal and/or interest. Junk bonds and similarly rated foreign debt securities involve a high


                                       22

degree of risk and are  predominately  speculative.  The Fund may also invest in bank loan  participations  and assignments and other  securities (See "Portfolio
Securities",  "Investment  Practices"  and "Risk  Considerations").  The  Fund's
investments in emerging markets will consist  primarily of foreign "junk bonds",
"Brady  Bonds",   and  sovereign  debt  securities  issued  by  emerging  market governments.  The Fund may invest in debt  securities of emerging market issuers without regard to ratings. Many emerging market debt securities are not rated by
United States rating agencies, and are considered to have a credit quality below investment grade. The Fund's ability to achieve its investment objective is thus more  dependent on the Manager's  credit  analysis than would be the case if the
Fund were to invest in higher quality  bonds.  Currently,  most emerging  market debt securities are considered to have a credit quality below investment grade.

                                   ----------

LEXINGTON TROIKA DIALOG RUSSIA FUND

     The investment objective of the Lexington Troika Dialog Russia Fund is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies. Under normal conditions, the Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of Russian Companies. The Fund may invest the remaining 35% of its total assets in a similar manner, but may invest those assets in debt securities issued by Russian Companies, debt securities issued or guaranteed by the Russian
Government or a Russian governmental entity, debt securities of corporate and government issuers outside Russia, short-term or medium-term debt securities, as well as equity securities of issuers outside Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the Commonwealth of Independent States. The securities in which the Fund may invest include common stock equivalents (see "Portfolio
Securities" and "Other Investment Practices").

     The Fund intends to invest its assets in Russian Companies in a broad array of industries, including oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing, and construction. The Fund is not permitted to invest more than 25% of the value of its total assets in any one industry, except that it may invest an unrestricted amount of its assets in the oil and gas industry. The Fund's investments will include investments in Russian Companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund. Under current conditions, the Fund

                                       23

expects to invest at least 15% of its total assets in very liquid assets to maintain liquidity and provide stability, however, as the Russian equity markets develop and the liquidity of Russian securities becomes less of a concern, the Fund may increase the percentage of its assets invested in Russian equity securities (also see "Risk Considerations Concentration in Securities of Russian
Companies"; "Risk Considerations - Settlement and Custody").

                                   ----------

LEXINGTON WORLDWIDE EMERGING MARKETS FUND

     The investment objective of the Lexington Worldwide Emerging Markets Fund is to seek long-term growth of capital through investment in equity securities and equivalents of emerging markets companies. The Fund will invest at least 65% of its total assets according to this objective. In the opinion of the Manager, emerging market countries include, but are not limited to, the following: (Asia)
Bahrain,  Bangladesh,  China,  Hong  Kong,  India,  Indonesia,  Israel,  Jordan,
Lebanon, Malaysia, Oman, Pakistan, the Philippines,  Singapore, South Korea, Sri
Lanka, Taiwan,  Thailand and Turkey;  (Europe) Cyprus, Czech Republic,  Estonia,
Finland,  Greece,  Hungary,  Poland,  Portugal  and  Russia;  (Africa)  Algeria,
Botswana,  Egypt,  Ghana,  Ivory  Coast,  Kenya,  Mauritius,  Morocco,  Namibia,
Nigeria,  South Africa,  Swaziland,  Tunisia,  Zambia and  Zimbabwe;  and (Latin
America including the Caribbean) Argentina,  Bolivia,  Brazil, Chile,  Colombia,
Jamaica,  Mexico,  Nicaragua,  Panama, Peru, Venezuela and Trinidad and Tobago).
The Manager considers an emerging markets company to be any company domiciled in an emerging country, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in emerging countries.
Under normal conditions, the Fund maintains investments in at least three countries outside the United States.

     The Fund generally invests the remaining 35% of its assets in a similar manner, but may invest in equity securities without regard to whether they qualify as emerging country or emerging market securities, debt securities denominated in the currency of an emerging market or issued or guaranteed by an emerging market company or the government of an emerging country, short-term or medium-term debt securities or other securities (see "Portfolio Securities" and "Other Investment Practices"). (Also see "Risk Considerations").

                                   ----------

LEXINGTON GROWTH AND INCOME FUND

     The principal investment objective of Lexington Growth and Income Fund is long-term capital appreciation. Income is a secondary objective. The


                                     24



Fund  will  invest at least  65% of its  total  assets in common  stocks of U.S.
companies, which may include senior securities convertible into shares of common stock. The Fund seeks to achieve its objective over the long-term through investment in the stocks of large, ably managed and well financed companies.
Income is a secondary objective. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in foreign securities, depository receipts, or other types of investments (see "Portfolio
Securities").

                                   ----------

LEXINGTON SMALLCAP FUND

     The investment objective of the Lexington SmallCap Fund is long-term capital appreciation. Under normal conditions, it seeks to achieve its objective by investing in equity securities and equivalents of domestic companies having market capitalizations under $1 billion. The Fund will invest at least 90% of its assets in domestic companies having market capitalizations between $20 million and $1 billion at the time of investment. The Fund may invest the remaining 10% of its total assets in a similar manner, or in securities of companies with market capitalizations below $20 million, above $1 billion, foreign companies with dollar denominated shares traded in the United States, American Depository Shares or Receipts, real estate investment trusts and cash.
The Fund will invest primarily in the equity securities of U.S.
companies listed on stock exchanges or traded over-the- counter.

     In selecting  investments  for the Fund, the Manager and  Sub-Adviser  have established a universe of small  capitalization  stocks that are screened  using the  Sub-Adviser's  proprietary  stock  selectivity  model.  Once the stocks are evaluated and ranked by expected future relative price performance,  the Adviser and  Sub-Adviser  establish  both  sector  and  diversification  allocations  in building  the  portfolio.  In  addition,  the  quality  of the  company  and the risk/reward prospects for each security is reviewed and analyzed.  This approach takes into account  both value and growth  stocks  rather than being  limited to
only  a  value  criteria.   The  Manager  and  Sub-Adviser   believe  that  this
multi-faceted  process will enhance investment  performance and will improve the consistency  of portfolio  results over time.  The Manager and  Sub-Adviser  can change the  proportion  of the Fund's  assets that are  invested  in  particular companies  and  industries  based on its  evaluation of the outlook for specific industries and companies and the economy.

LEXINGTON GOLDFUND, INC.

     The Lexington Goldfund's principal investment objective is to attain capital appreciation and such hedge against loss of buying power as may be

                                       25

obtained through  investment in gold and equity  securities of companies engaged in mining or processing gold throughout the world. Under normal  conditions,  at least 65% of the value of the total  assets of the Fund will be invested in gold
and  the  securities  of  companies   engaged  in  mining  or  processing   gold
("gold-related securities").  The Fund may also invest in other precious metals, including  platinum,  palladium and silver. The Fund intends to invest less than half of the value of its assets in gold and other precious  metals and more than half of the value of its assets in gold-related securities, including securities of foreign issuers.

     The Fund is designed to provide investors with a means to protect against declines in the value of the U.S. dollar against world currencies. To the extent that the Fund's investments in gold-related securities appreciate in value relative to the U.S. dollar, the Fund's investments may serve to offset declines in the buying power of the U.S. dollar. Management believes that, over the long term, investing in gold will protect capital from adverse monetary and political developments. Investments in gold may provide more of a hedge against a decline in the buying power of the dollar, devaluation and inflation than other types of investments. The value of gold-related debt securities, however, will generally not react to fluctuations in the price of gold. The market value of debt securities of companies engaged in mining or processing gold can be expected to fluctuate inversely with prevailing interest rates.

LEXINGTON GNMA INCOME FUND, INC.

     The  investment  objective of the  Lexington  GNMA Income Fund is to seek a high level of current income, consistent with liquidity and safety of principal.
Under normal market  conditions,  the Fund will invest at least 80% of the value of its  total  assets  in  Government  National  Mortgage  Association  ("GNMA")
mortgage-backed   securities   (also   known  as  "GNMA   Certificates").   GNMA
Certificates  represent part ownership of a pool of mortgage  loans.  The timely payment of interest and principal on each  certificate is guaranteed by the full faith  and  credit  of the  United  States  Government.  The  principal  on GNMA
Certificates is scheduled to be paid back by the borrower over the length of the loan.  The  remaining  assets of the Fund will be invested  in other  securities issued or guaranteed by the U.S. Government, including U.S.
Treasury securities.

     The Fund will purchase  "modified  pass  through"  type GNMA  Certificates.
"Modified pass through" GNMA Certificates entitle the holder to receive all interest and principal payments owed by the borrower even if the borrower has not made payment. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

                                   ----------

                                       26

LEXINGTON MONEY MARKET TRUST
     The investment objective of the Lexington Money Market Trust is to seek as high a level of current income as is consistent with the preservation of capital and liquidity by investing in short-term money market instruments. The following are the money market instruments in which the Lexington Money Market Trust will invest: U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and other money market instruments. The Lexington Money Market Trust seeks to maintain a stable net asset value of $1 per share.

     The Lexington Money Market Trust will invest in money market instruments that have been rated in one of the two highest rating categories by both S&P and Moody's, both major rating agencies. A "Tier 1" security is one that has been rated by either S&P or Moody's in the highest rating category, or, if unrated, is of comparable quality. A "Tier 2" security is one that has been rated in the second highest category by either S&P or Moody's, or, if unrated, is of comparable quality. Up to 5% of the total assets of the Lexington Money Market
Trust may be invested in a single Tier 1 security (other than U.S. Government securities). In addition, the Lexington Money Market Trust may not invest more than 5% of its total assets in Tier 2 securities, and may not invest more than 1% of its total assets in any single Tier 2 security.

     The  Lexington   Money  Market  Trust  may  only  invest  in  money  market instruments  with a remaining  maturity of 397 days or less,  provided  that the
Fund's average weighted maturity does not exceed 90 days.

                              PORTFOLIO SECURITIES

EQUITY SECURITIES

     The Lexington Goldfund,  Lexington Global Corporate Leaders Fund, Lexington
Growth and Income Fund,  Lexington Crosby Small Cap Asia Growth Fund,  Lexington
International Fund, Lexington SmallCap Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund invest in common stocks and some of the funds may invest in common stock equivalents (see chart). The following constitute common stock equivalents: warrants, options and convertible debt securities, ADRs, GDRs and EDRs. Common stock equivalents may be converted into or provide the holder with the right to common stock. These funds may also invest in other types of equity securities, including preferred stocks, and equity derivative securities.

DEBT SECURITIES
     The Lexington Ramirez Global Income Fund will invest primarily in debt securities and the Lexington GNMA Income Fund will have substantially all of its assets invested in GNMA Certificates and U.S. Government securities.

                                       27

     The Lexington  Goldfund,  Lexington  International  Fund,  Lexington Troika
Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund may invest primarily in debt securities when the Manager believes that debt securities will provide capital appreciation through favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers.

     The Lexington  Troika Dialog Russia Fund and Lexington  Worldwide  Emerging
Markets Fund may, under normal conditions, invest up to 35% of their total assets in Short-Term and Medium-Term Debt Securities. The Short-Term and
Medium-Term Debt Securities in which the Funds may invest are foreign and domestic debt securities, including short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued by the U.S. Government, foreign governments, foreign and domestic corporations and banks, and repurchase agreements.

     JUNK BONDS. The Lexington  Ramirez Global Income Fund, and Lexington Troika
Dialog Russia Fund may invest in high yield, lower rated debt securities known as "junk bonds." Junk bonds are debt obligations rated below investment grade and non-rated securities of comparable quality. Junk bonds are considered speculative and thus pose a greater risk of default than investment grade securities. Investments of this type are subject to greater risk of loss of principal and interest, but in general provide higher yields than higher rated debt obligations. Bonds issued by companies domiciled in emerging markets are usually rated below investment grade. The Lexington Ramirez Global Income Fund may invest in securities that are in default as to payment of principal and/or interest. Debt securities purchased by Lexington Crosby Small Cap Asia Growth
Fund, Lexington International Fund and Lexington Worldwide Emerging Markets Fund must be of investment grade quality or comparable thereto.

     ZERO COUPON BONDS. The Lexington Ramirez Global Income Fund may invest in zero coupon bonds. Zero coupon bond prices are highly sensitive to changes in market interest rates. The original issue discount on the zero coupon bonds must be included ratably in the income of the Lexington Ramirez Global Income Fund as the income accrues even though payment has not been received. The Lexington
Ramirez Global Income Fund nevertheless intends to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. See "Tax Information" in the Statement of Additional Information.

     LOAN  PARTICIPATION  AND ASSIGNMENTS.  The Lexington  Ramirez Global Income
Fund may invest in loans arranged through private negotiations between a foreign entity and one or more lenders. The majority of the Lexington Ramirez Global
Income Fund's  investments in loans in emerging

                                       28

markets   is   expected   to  be  in  the   form  of   participation   in  loans
("Participations")  and  assignments  of  portions  of loans from third  parties
("Assignments").  Participations  typically will result in the Lexington Ramirez
Global Income Fund having a contractual  relationship only with the Lender,  not with the borrower.  The Lexington Ramirez Global Income Fund will have the right to receive payments of principal,  interest and any fees to which it is entitled only from the Lender  selling  the  Participation  and only upon  receipt by the
Lender of the payments from the  borrower.  As a result,  the Lexington  Ramirez
Global  Income  Fund will assume the credit  risk of both the  borrower  and the
Lender that is selling the  Participation.  When the  Lexington  Ramirez  Global
Income Fund purchases  Assignments  from Lenders,  the Lexington  Ramirez Global
Income Fund will acquire  direct  rights  against the borrower on the Loan.  The
Lexington   Ramirez  Global  Income  Fund  may  have  difficulty   disposing  of
Assignments and Participations.  The liquidity of such securities is limited and the Lexington  Ramirez Global Income Fund anticipates that such securities could be sold  only to a  limited  number of  institutional  investors.  The lack of a liquid  secondary  market  could  have an  adverse  impact  on the value of such securities.

     BRADY BONDS. The Lexington  Ramirez Global Income Fund may invest in "Brady
Bonds". Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with a debt restructuring plan introduced by former
U.S. Secretary of the Treasury, Nicholas F. Brady. Fund investors should recognize that BradyBonds have been issued only recently and, accordingly, do not have a long payment history.

DEPOSITORY RECEIPTS

     Each Lexington Fund (except Lexington Money Market Trust and Lexington GNMA
Income Fund) may invest in American Depository Receipts ("ADRs") and similar securities. ADRs are securities traded in the U.S. that are backed by securities of foreign issuers.

INVESTMENT COMPANIES

     Each Lexington Fund (except the Lexington Money Market Trust) may invest up to 10% of its total assets in shares of other investment companies that invest in securities which the Funds may otherwise invest.

U.S. GOVERNMENT SECURITIES

     All Lexington Funds may invest in fixed-rate and floating- or variable-rate
U.S. government securities. The U.S. government guarantees the timely payment of interest and principal of U.S. Treasury bills, notes and bonds, mortgage-related securities of the GNMA, and other securities issued by the U.S. government.
Other securities issued by U.S.  government  agencies or



                                       29

instrumentalities   are   supported   only  by  the  credit  of  the  agency  or
instrumentality, for example those issued by the Federal Home Loan Bank, whereas others,  such as those issued by the FNMA,  Farm Credit  System and Student Loan
Marketing Association, have an additional line of credit with the U.S. Treasury.

     Short-term U.S. government securities generally are considered to be among the safest short-term investments. However, the U.S. government does not guarantee the net asset value of the Funds' shares. With respect to U.S.
government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

     The following table illustrates investments that the Funds primarily invest in or are permitted to invest in, as indicated in dark shade. The light shade indicates that the Fund's policy may permit such investments within limits.



                                       30


  PORTFOLIO SECURITIES

  DARK SHADE:
      Fund invests primarily in these types of investments, or Fund's policy permits such investments.

  [DARK SHADE represented in EDGAR format by X]

  LIGHT SHADE:
     Within limits, Fund's policy may permit such investments.

  [LIGHT SHADE represented in EDGAR format by O]



                                           Lexington
                                             Crosby      Lexington                  Lexington  Lexington  Lexington  Lexington
                                            Small Cap     Global                     Ramirez    Troika    Worldwide   Growth
                                              Asia       Corporate    Lexington       Global    Dialog     Emerging    and
                                             Growth       Leaders   International     Income    Russia     Markets    Income
TYPE OF PORTFOLIO SECURITY                    Fund         Fund         Fund           Fund      Fund       Fund       Fund
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks                                  X            X            X                        X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents (Warrants)            0            0            O                        0           0
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents (Options)             0            0            0              0*        0           0
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents
(Convertible Debt Securities)                  0            0            0                        0           0          0
------------------------------------------------------------------------------------------------------------------------------------
Common Stock Equivalents
(Depository Receipts)                          0            0            0                        0           0          0
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks                               0            0            0                        0           0          0
------------------------------------------------------------------------------------------------------------------------------------
Equity Derivative Securities                   0            0            0              0*        0
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Below Investment
Grade) or (Junk Bonds)                                                                  X         0
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Brady Bonds)                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Zero Coupon)                                                           0
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities
(Loan Participation and Assignments)                                                    0
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (GNMA Certificates)
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities (Guaranteed by the U.S.
Gov't, its agencies or instrumentalities)      0            0            0              0        0            0          0
------------------------------------------------------------------------------------------------------------------------------------
Gold Bullion
------------------------------------------------------------------------------------------------------------------------------------






                                                                        Lexington    *Lexington
                                               Lexington                  GNMA          Money
                                                SmallCap    Lexington    Income         Market
  TYPE OF PORTFOLIO SECURITY                     Fund       Goldfund      Fund          Trust
------------------------------------------------------------------------------------------------
Common Stocks                                     X            X
------------------------------------------------------------------------------------------------
Common Stock Equivalents (Warrants)               0            0
------------------------------------------------------------------------------------------------
Common Stock Equivalents (Options)                             0
------------------------------------------------------------------------------------------------
Common Stock Equivalents
(Convertible Debt Securities)                     0            0
------------------------------------------------------------------------------------------------
Common Stock Equivalents
(Depository Receipts)                             0            0
------------------------------------------------------------------------------------------------
Preferred Stocks                                  0            0
------------------------------------------------------------------------------------------------
Equity Derivative Securities                                   0
------------------------------------------------------------------------------------------------
Debt Securities (Below Investment
Grade) or (Junk Bonds)                                         0
------------------------------------------------------------------------------------------------
Debt Securities (Brady Bonds)
------------------------------------------------------------------------------------------------
Debt Securities (Zero Coupon)
------------------------------------------------------------------------------------------------
Debt Securities
(Loan Participation and Assignments)
------------------------------------------------------------------------------------------------
Debt Securities (GNMA Certificates)                                        X
------------------------------------------------------------------------------------------------
Debt Securities (Guaranteed by the U.S.
Gov't, its agencies or instrumentalities)         0            0           0
------------------------------------------------------------------------------------------------
Gold Bullion                                                   0
------------------------------------------------------------------------------------------------



* NOTES: LEXINGTON RAMIREZ GLOBAL INCOME FUND MAY INVEST IN OPTIONS AND DERIVATIVES WITH RESPECT TO DEBT SECURITIES, NOT EQUITY SECURITIES. LEXINGTON MONEY MARKET TRUST IS NOT PERMITTED TO PURCHASE ANY OF THE PORTFOLIO SECURITIES IDENTIFIED IN THIS TABLE, AND MAY ONLY INVEST IN SHORT-TERM SECURITIES SUCH AS COMMERCIAL PAPER, SHORT-TERM GOVERNMENT SECURITIES, BANKER'S ACCEPTANCES OR OTHER MONEY MARKET INSTRUMENTS.

                           OTHER INVESTMENT PRACTICES

     The following table and sections summarize certain investment practices that the Funds are permitted to engage in. These practices may involve risks. The Glossary section at the end of this Prospectus briefly describes each of the investment techniques summarized below. The Statement of Additional Information, under the heading "Investment Objectives and Policies of the Funds," contains more detailed information about certain of these practices.


                                   Lexington
                                     Crosby      Lexington                 Lexington  Lexington  Lexington  Lexington
                                   Small Cap     Global                     Ramirez    Troika    Worldwide   Growth
                                     Asia       Corporate    Lexington       Global    Dialog     Emerging    and       Lexington
                                    Growth       Leaders   International     Income    Russia     Markets    Income      SmallCap
                                     Fund         Fund         Fund           Fund      Fund       Fund       Fund        Fund
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements(1)              X            X             X             X          X          X          X           X
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing not to exceed               X            X             X                        X          X
one-third of total fund assets
for leveraging purposes
-----------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreement          X            X             X             X          X          X                      X
-----------------------------------------------------------------------------------------------------------------------------------
Dollar roll transactions                                                       X
-----------------------------------------------------------------------------------------------------------------------------------
Securities lending not to exceed      X            X             X                        X          X                      X
one-third of total fund assets
-----------------------------------------------------------------------------------------------------------------------------------
When-issued and forward               X            X             X             X          X          X
commitment securities
-----------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts(2)         X            X             X             X          X          X
-----------------------------------------------------------------------------------------------------------------------------------
Purchase options on securities
and currencies(3)                                                              X          X
-----------------------------------------------------------------------------------------------------------------------------------
Purchase options on securities                                                 X          X
and indices(3)
-----------------------------------------------------------------------------------------------------------------------------------
Write covered call options(3)         X            X             X             X          X
-----------------------------------------------------------------------------------------------------------------------------------
Write covered put options(3)                                                   X          X
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate futures contracts(4)                                             X          X
-----------------------------------------------------------------------------------------------------------------------------------
Futures and swaps and options         X            X             X             X          X          X
on futures(4)
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities limited to                                                                                  X
5% of fund's net assets
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities limited to        X            X             X             X          X          X
15% of fund's net assets
-----------------------------------------------------------------------------------------------------------------------------------



                                                  Lexington     Lexington
                                                    GNMA          Money
                                      Lexington    Income         Market
                                      Goldfund      Fund          Trust
--------------------------------------------------------------------------
Repurchase agreements(1)                  X           X             X
--------------------------------------------------------------------------
Borrowing not to exceed                   X
one-third of total fund assets
for leveraging purposes
--------------------------------------------------------------------------
Reverse repurchase agreement              X
--------------------------------------------------------------------------
Dollar roll transactions
--------------------------------------------------------------------------
Securities lending not to exceed          X                         X
one-third of total fund assets
--------------------------------------------------------------------------
When-issued and forward                   X           X
commitment securities
--------------------------------------------------------------------------
Forward currency contracts(2)             X
--------------------------------------------------------------------------
Purchase options on securities
and currencies(3)
--------------------------------------------------------------------------
Purchase options on securities
and indices(3)
--------------------------------------------------------------------------
Write covered call options(3)
--------------------------------------------------------------------------
Write covered put options(3)
--------------------------------------------------------------------------
Interest rate futures contracts(4)
--------------------------------------------------------------------------
Futures and swaps and options             X
on futures(4)
--------------------------------------------------------------------------
Illiquid securities limited to
5% of fund's net assets
--------------------------------------------------------------------------
Illiquid securities limited to            X
15% of fund's net assets
--------------------------------------------------------------------------

1 Under the Investment Company Act, repurchase agreements are considered to be loans by a fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a fund may experience delay or difficulty in exercising it rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

2 A fund that may enter into forward currency contracts may not do so with respect to more than 70% of its total assets.

3 A fund will not enter into options on securities, securities indices or currencies or related options (including options on futures) if the sum of initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options with respect to more than 25% of its total assets.

4 A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.


BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES

     For temporary or emergency purposes, Lexington Growth and Income Fund may borrow up to 10% of its total assets. Lexington Money Market Trust may borrow up to one-third of its total assets; Lexington GNMAIncome Fund may not borrow money, and the remaining Lexington Funds may borrow up to 5% of their total assets. For leveraging purposes, some Lexington Funds (see Chart)may borrow up to one-third of their total assets.

DEFENSIVE INVESTMENTS AND PORTFOLIO TURNOVER

     Each Lexington Fund may invest up to 100% of its total assets in cash or high-quality debt obligations for temporary defensive purposes.

     The "portfolio turnover rate" is the frequency a Fund buys and sells securities. Frequent transactions involve added expense. All Funds except Lexington Goldfund and Lexington SmallCap Fund expect a portfolio turnover rate of greater than 100%.

HEDGING AND RISK MANAGEMENT PRACTICES

     The Lexington Funds (other than the Lexington Money Market Trust) may "hedge" against changes in financial markets, currency rates and interest rates. A typical hedge is designed to offset a decline that could hurt the value of the Fund's securities. The Lexington Funds may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Some Lexington Funds (see chart) may invest in options and futures contracts.

     Hedging transactions involve certain risks. Although a Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for a Fund than if it did not hedge. If a Fund does not correctly predict a hedge, it may lose money. In addition, a Fund pays commissions and other costs in connection with such investments. Hedging transactions may not exist is some countries.


INVESTMENT RESTRICTIONS

     The investment objective of each Lexington Fund is fundamental and may not be changed without shareholder approval but, unless otherwise stated, each Fund's other investment policies may be changed by its Board. If a Fund changes its investment objective or policies, you should consider whether that Fund is right for you. The Lexington Funds are subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental.


                               RISK CONSIDERATIONS

SMALL COMPANIES

     The Lexington Crosby Small Cap Asia Growth Fund and Lexington SmallCap Fund emphasize investments in smaller companies that may benefit from the development of new products and services. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

     Many companies traded on securities markets in many foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

FOREIGN SECURITIES

     The Lexington Crosby Small Cap Asia Growth Fund, Lexington Goldfund, Lexington Growth and Income Fund, Lexington International Fund, Lexington Ramirez Global Income Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund have the right to purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks of loss inherent in domestic investments. The Lexington Crosby Small Cap Asia Growth Fund, Lexington Global Corporate Leaders Fund, Lexington International Fund, Lexington Ramirez Global Income Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund, may invest in securities of companies domiciled in, and in markets of, so-called emerging market countries. These investments may be subject to higher risks than investments in more developed countries.

     Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts. Additional risk factors, including use of domestic and foreign custodian banks and depositories, are described elsewhere in this Prospectus and in the Statement of Additional Information.

     Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the

U.S. Foreign markets have different clearance and settlement procedures from those in the U.S., and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions. The inability of a fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the fund if the value of the portfolio security declined or result in claims against the fund. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. The securities markets of many of the countries in which these funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

     Because certain foreign securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a fund's securities denominated in the currency. Such changes also affect the fund's income and distributions to shareholders. A fund may be affected either favorably or unfavorably by changes in the relative rates of exchange between the currencies of different nations, and a fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

     Some countries in which one of these funds may invest also may have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the fund. Many countries in which a fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the fund. The fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.


LOWER-QUALITY DEBT

     The Lexington Troika Dialog Russia Fund, Lexington Goldfund, Inc. and Lexington Ramirez Global Income Fund are authorized to invest high-yield, lower-rated debt securities commonly referred to as "junk bonds." Lower-rated debt securities are considered highly speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher-grade debt securities.


CONCENTRATION IN SECURITIES OF RUSSIAN COMPANIES

     The Lexington Troika Dialog Russia Fund concentrates its investment in companies that have their principal activities in Russia. Consequently, the Lexington Troika Dialog Russia Fund's share value may be more volatile than that of investment companies not sharing this geographic concentration. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Lexington Troika Dialog Russia Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership. See "Russia" and "Russian Company" in the Glossary.

     The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Some issuers may be exposed to center-regional conflicts in jurisdiction in the areas of taxation and overall corporate governance which could put the Fund's investments at risk. In addition, because the Russian securities markets are smaller and less liquid than in the United States, obtaining prices on portfolio securities from independent sources may be more difficult than in other markets.

     The political environment in Russia in 1998 is more stable than in 1993 and earlier when clashes between reformers and reactionaries were continuous, setting the stage for an attempted coup d'etat in October 1993. Nevertheless, there is still a great deal of uncertainty surrounding the political future of the country. The political system continues to be very dependent on one person Boris Yeltsin, the President. His term ends in the year 2000 and there is a great deal of uncertainty surrounding his successor as he has stated that he will not run again. Compounding the uncertainty are relations between the reformist government and the communist-led Duma which have at times been very strained. The reform movement itself has been tarnished by allegations of corruption and "cronyism" among the top reformers in the government and in the reform process itself. Power sharing between the central government in Moscow and the regional governments has been a subject of continuing and often heated debate. If the political future begins to favor the conservative factions over the reformers and relations between the Russian Federation and the West were to deteriorate, foreign investment in Russia would likely be deterred. Continuing tensions between the center and the regions could lead to attempts for independence in some regions, as was the case in Chechnya.

     The declining stature and funding of the military could have a negative impact on Russia's political and economic future. Morale in the military is very poor as significant gaps in living standards between the military and civilian sectors continue to widen and as the perception grows that NATO continues to expand while Russia's sphere of influence continues to contract. Current and former military leaders are increasingly outspoken in their criticism of the administration's handling of military affairs. Some are positioning themselves as candidates for the presidency. All of these factors could lead to further political unrest.

     Moreover, it is uncertain whether Russia's reform process will continue. Although the government has publicly pledged its continued support for the reform process, allegations of corruption in the privatization process have delayed scheduled actions. Revenues from privatization are a necessary source of funding for the federal government. It is also unclear whether the reforms intended to liberalize prevailing economic structures based on free market principles will be successful. Foreign participation in privatization auctions has been limited or prohibited in the past and the management of many companies continue to favor majority shareholders over minority, including, foreign shareholders and, in general may not be responsive to shareholders.

     The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and,
(iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy.

     Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy. The economic problems have been exacerbated by a growing liquidity crisis which culminated in a bank liquidity crisis in August 1995. The taxation system has had numerous attempts at reform, but a failure to collect taxes is an ongoing major problem.

     Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

     Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors.

INTEREST RATES
     The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value, and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the more sensitive that security is to changes in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of the issuer's creditworthiness also affect the market value of that issuer's debt securities.

     Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Lexington GNMA Income Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, a fund's yield will decline correspondingly. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Lexington GNMA Income Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium. Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. See "Duration" in the Glossary.

   NON-DIVERSIFIED PORTFOLIO. The Lexington Goldfund, Lexington Ramirez Global Income Fund and Lexington Troika Dialog Russia Fund are "non-diversified" investment companies under the Investment Company Act. This means that they are not limited in the proportion of their total assets that may be invested in a single company. They may invest a greater portion of their assets in fewer companies than "diversified" funds, and thus may be subject to greater risk. These Funds, however, intend to comply with the diversification requirements of the federal tax law as necessary to qualify as regulated investment companies.

PRECIOUS METALS

     The Lexington Goldfund may invest in gold bullion and other precious metals. These precious metals investments earn no income return, unlike savings deposits, bonds or even stocks which may produce interest or dividend income. Transaction and storage costs may be higher than costs relating to the buying, holding and selling of more traditional types of investments. An increase in the market price of precious metals is the only way the Fund will be able to realize a gain on these investments.

SETTLEMENT AND CUSTODY

     The Funds that invest in foreign securities, especially the Lexington Troika Dialog Russia Fund could be subject to risks not normally associated with U.S. investments because of newly developed securities markets and the underdeveloped state of banking and telecommunications systems. Russia does not have a central registration system, therefore ownership of shares is recorded by the companies themselves and by registrars located throughout Russia. Although these registrars may be inspected, it is possible that the Fund's ownership rights could be lost through fraud, negligence or even mere oversight on behalf the registrars, and the Fund could experience difficulty enforcing any rights against the registrar or issuer in the event of loss of share registration. Due to local postal and banking standards, there are risks that the payment of dividends or other distributions could be delayed or lost. Russian banking institutions and registrars are not guaranteed by the state.

     In light of these risks, the Board of Directors of the Lexington Troika Dialog Russia Fund has approved procedures whereby the Fund will not invest in the securities of a Russian company unless that company's registrar has entered into a contract with the Fund's Sub-Custodian Bank. This protective contract gives the Sub-Custodian Bank the right to conduct regular share confirmations on behalf of the Fund. These procedures also require the Sub-Custodian Bank to provide certain information on a periodic basis to the Board of Directors concerning the registration of shares and custody arrangements in Russia.

                             MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS/TRUSTEES

     Each Lexington Fund has either a Board of Directors or a Board of Trustees that establishes its policies and supervises and reviews its management. Day-to-day operations of the Lexington Funds are administered by the officers of the Lexington Funds and by the Manager and Sub-Advisers pursuant to the terms of an investment management agreement with each fund and investment sub-advisory agreements between the Manager and the Sub-Advisers.

BOARD OF ADVISERS

     With respect to the Lexington Troika Dialog Russia Fund, the Manager and the Fund's Board of Directors will receive oversight assistance from a Board of Advisers which will be composed of experts in Russian political and economic affairs. The Board of Advisers will be responsible for providing the Manager and the Fund's Board of Directors with periodic updates on political and macroeconomic conditions and trends in Russia, and their potential implication for the overall investment environment in Russia. This will enhance the ability of the Manager and the Fund's Board of Directors to oversee and safeguard the assets of the Lexington Troika Dialog Russia Fund.

     The members of the Board of Advisers currently are:Keith Bush, Senior Associate-Russian and Eurasian Studies at the Center for Strategic and International Studies;and Marin J. Strmecki, Ph.D., Director of Programs for the Smith Richardson Foundation. See Statement of Additional Information for further information on the Board of Advisers.


INVESTMENT ADVISER

     Lexington Management Corporation is the Manager of the Lexington Funds. The Manager was established in 1938 and is an investment adviser registered as such with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager advises private clients as well as the Lexington Funds. The Manager is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in Lexington Global Asset Managers, Inc.
(NASDAQSymbol:LGAM).


                                THE SUB-ADVISERS

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND

     The Manager has entered into a Sub-Advisory Agreement with Crosby Asset Management (US) Inc. ("Crosby"). Under the Sub-Advisory Agreement, Crosby will provide the Lexington Crosby Small Cap Asia Growth Fund with investment management services. Crosby was established on October 4, 1990 in the British Virgin Islands. Crosby manages assets and provides investment advice for investment company and institutional private accounts around the world. It is a subsidiary of the Crosby Group, Hong Kong.

LEXINGTON RAMIREZ GLOBAL INCOME FUND

     The Manager has entered into a Sub-Advisory Agreement with MFR Advisors, Inc. ("MFR"). Under the Sub-Advisory Agreement, MFR will provide the Lexington Ramirez Global Income Fund with investment and economic research services. MFR manages assets for both investment companies and institutions. MFR is a subsidiary of Maria Fiorini Ramirez, Inc.

LEXINGTON SMALLCAP FUND

     The Manager has entered into a Sub-Advisory Agreement with Market Systems Research Advisors, Inc. ("MSR Advisors"). Under the Sub-Advisory Agreement, MSR Advisors will provide the Lexington SmallCap Fund with investment advice and management of the Fund's investment program.

LEXINGTON TROIKA DIALOG RUSSIA FUND

     The Manager has entered into a Sub-Advisory Agreement with Troika Dialog Asset Management ("TDAM"). Under the Sub-Advisory Agreement, TDAM will provide the Lexington Troika Dialog Russia Fund with investment advice and management of the Fund's investment program. TDAM is a majority owned subsidiary of The Bank of Moscow.

                             REGISTERED SERVICE MARK

     The Manager as owner of the registered service mark "Lexington" will sublicense the Funds to include the word "Lexington" as part of their names subject to revocation by the Manager in the event that the Funds cease to engage the Manager or its affiliates as investment manager or distributor. Crosby has authorized the Lexington Crosby Small Cap Asia Growth Fund to include the word "Crosby" as part of its corporate name subject to revocation by Crosby in the event the Lexington Crosby Small Cap Asia Growth Fund ceases to engage Crosby as Sub-Adviser. In that event the Funds will be required upon demand of the Manager (or with regard to the Lexington Crosby Small Cap Asia Growth Fund, Crosby) to change their respective names to delete the word "Lexington" (or with regard to the Lexington Crosby Small Cap Asia Growth Fund, "Crosby") therefrom.


                               PORTFOLIO MANAGERS

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND

     CHRISTINA LAM is a lead manager (Simon C.N. Thompson is the other lead manager) on a portfolio management team that manages the Lexington Crosby Small Cap Asia Growth Fund. Ms. Lam is Vice President and Portfolio Manager of the Lexington Crosby Small Cap Asia Growth Fund. Ms. Lam joined Crosby Asset Management in 1991. She is responsible for the investment management of the listed equity portfolios under the management of Crosby Asset Management which include a major Asian small capitalization account. After graduating with a Law Degree with Honors from Warwick University, she qualified as a Barrister from Lincoln's Inn in London. She moved to Hong Kong in 1987 where she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.

     SIMON C.N. THOMPSON is a lead manager (Ms. Lam is the other lead manager) on a portfolio management team that manages the Lexington Crosby Small Cap Asia Growth Fund. Mr. Thompson is Vice President and Portfolio Manager of the Lexington Crosby Small Cap Asia Growth Fund. Mr. Thompson is responsible for the Fund's overall investment strategy. Mr. Thompson was appointed a Director and Chief Portfolio Investment

Strategist of Crosby Asset Management in 1993. From 1988 to 1996 he was President and Chief Executive Officer of Crosby Securities, Inc. New York. Prior to 1980 he was an International Portfolio Manager with Phillip's and Drew (UBS). He is currently the Portfolio Director for other investment funds advised by Crosby Asset Management.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.

RICHARD T. SALER is part of an investment management team that manages the Lexington Global Corporate Leaders Fund, Inc. Mr. Saler is Senior Vice President, Director of International Investment Strategy of the Manager. Mr. Saler is responsible for international investment analysis and portfolio management at the Manager. He has twelve years of investment experience. Mr. Saler has focused on international markets since first joining the Manager in 1986. In 1991 he was a strategist with Nomura Securities and rejoined the Manager in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

     PHILLIP A. SCHWARTZ, CFA is part of an investment management team that manages the Lexington Global Corporate Leaders Fund, Inc. Mr. Schwartz is a Vice President of the Manager, Chartered Financial Analyst and member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at the Manager, and has nine years investment experience. Prior to joining Lexington in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. degrees from Boston University.

     ALAN H. WAPNICK is part of an investment management team that manages the Lexington Global Corporate Leaders Fund, Inc. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of the Manager. Mr. Wapnick is responsible for domestic investment analysis and portfolio management at LMC. He has 27 years investment experience. Prior to joining the Manager in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's Degree in Business Administration from Columbia University.

LEXINGTON GOLDFUND

     ROBERT W. RADSCH, CFA, is portfolio manager of the Lexington Goldfund. Mr. Radsch is a Vice President of the Manager. Prior to joining Lexington in July 1994, he was Senior Vice President, Portfolio Manager and Chief Economist for the Bull & Bear Group. He has extensive experience managing gold, silver and platinum on an international basis having managed precious metals and international funds for more than 14 years. Mr. Radsch is a graduate of Yale University with a B.A. degree and holds an M.B.A. in Finance from Columbia University.


LEXINGTON GROWTH AND INCOME FUND

     ALAN H. WAPNICK is portfolio manager of the Lexington Growth and Income Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of the Manager. Mr. Wapnick is responsible for domestic investment analysis and portfolio management at LMC. He has 27 years investment experience. Prior to joining the Manager in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's Degree in Business Administration from Columbia University.

LEXINGTON GNMA INCOME FUND

     DENIS P. JAMISON, CFA manages the Lexington GNMA Income Fund. Mr. Jamison is Senior Vice President and Director Fixed Income Strategy of the Manager. Mr. Jamison is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Prior to joining the Manager in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.


LEXINGTON INTERNATIONAL FUND

     RICHARD T. SALER is the lead manager on an investment management team that manages the Lexington International Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of the Manager. Mr. Saler is responsible for international investment analysis and portfolio management at the Manager. He has twelve years of investment experience. Mr. Saler has focused on international markets since first joining the Manager in 1986. In 1991 he was a strategist with Nomura Securities and rejoined the Manager in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

     PHILLIP A. SCHWARTZ, CFA is a co-manager on an investment management team that manages the Lexington International Fund.

Mr. Schwartz is a Vice President of the Manager, Chartered Financial Analyst and member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at the Manager, and has nine years investment experience. Prior to joining Lexington in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. degrees from Boston University.

LEXINGTON MONEY MARKET TRUST

     DENIS P. JAMISON, CFA is portfolio manager of the Lexington Money Market Trust. Mr. Jamison also manages the Lexington GNMA Income Fund and the Lexington Ramirez GlobalIncome Fund. Mr. Jamison is Senior Vice President and Director Fixed Income Strategy of Lexington Management Corporation. Mr. Jamison is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Prior to joining the Manager in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.


LEXINGTON RAMIREZ GLOBAL INCOME FUND

     DENIS P. JAMISON, CFA manages the Lexington Ramirez Global Income Fund. Mr. Jamison is Senior Vice President and Director Fixed Income Strategy of Lexington Management Corporation. Mr. Jamison is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Prior to joining the Manager in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

     MARIA  FIORINI  RAMIREZ,  President  and  Chief  Executive  Officer  of MFR
Advisors Inc. In 1973 she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First

Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April, 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August, 1992, MFR is Sub-Adviser to the Lexington Ramirez Global Income Fund. Ms. Ramirez holds a B.A. in Business Administration and Economics from Pace University.


LEXINGTON SMALLCAP FUND

     ROBERT M. DEMICHELE is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. Mr. DeMichele is Chairman and Chief Executive Officer of Lexington Management Corporation. He is also the Chairman of the Investment Strategy Group. In addition, he is President of Lexington Global Asset Managers, Inc., LMC's parent company. He holds similar offices in other companies owned byLexington Global Asset Managers, Inc., as well as the Lexington Funds. Prior to joining LMC in 1981, Mr.DeMichele was a Vice President at A.G. Becker, Inc. the securities division of Warburg, Paribus, Becker, an international investment banking firm. From 1973 to 1981, Mr. DeMichele held several positions, the most recent managing A.G.Becker's Funds Evaluation and Consulting Group for both the East andWest coasts. Mr. DeMichele is a graduate of Union College with a B.A. Degree in Economics and an M.B.A. in Finance from Cornell University.

     ALAN H. WAPNICK is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of the Manager. Mr. Wapnick is responsible for domestic investment analysis and portfolio management at LMC. He has 27 years investment experience. Prior to joining the Manager in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's Degree in Business Administration from Columbia University.

     FRANK A. PELUSO is one of three lead  managers  of a  portfolio  management team that manages the LexingtonSmallCap Fund.He has 35 years investment experience.Mr. Peluso is President and Chief Executive Officer of Market System Research Advisors, Inc. (MSR), the sub-adviser to the Fund. Mr. Peluso utilizes a proprietary analytical system to identify securities with performance potential which he believes to be exceptional. In addition, Mr. Peluso's proprietary data is used by professional money managers, insurance companies, brokerage firms, banks, mutual fund companies and pension funds. Mr. Peluso is a graduate of Princeton University and has completed a year of post-graduate study at Columbia University, and two years post-graduate study at Princeton University with a Fellowship in Mathematics.

     LEXINGTON TROIKA DIALOG RUSSIA FUND

     GAVIN RANKIN, LLB, ACA is the lead manager of the Lexington Troika Dialog Russia Fund. Mr. Rankin is Chief Investment Officer for Troika Dialog Asset Management. He is responsible, along with other members of the portfolio management team, for the Fund's overall investment strategy. He was previously Head of Research for Troika Dialog from 1995-1997. Mr. Rankin represented Schroders Investment Bank in the Czech and Slovak Republics, and served other capital market clients including Wood and Co. and EPIC from 1991-1995. He was also the Founder and Chief Executive Officer of Lonpra A.S., an investment banking firm in Czechoslovakia in 1991. Mr. Rankin received a degree in law (L.L.B.) from the University of Buckingham inEngland and also qualified as a Chartered Accountant (ACA) with Price Waterhouse.Mr. Rankin has extensive experience in East European equity research and management.

     RICHARD M. HISEY,CFA, is a portfolio manager and the investment strategist based in the United States. He is a member of the Board of Directors of Lexington Troika Dialog Russia Fund. He is also a Managing Director and Chief Financial Officer of Lexington Management Corporation, the Fund's Investment Advisor. Mr.Hisey sits on the Investment Company Institute's
Accounting/Treasurers, International and Tax Committees. He is a Chartered Financial Analyst and is also a member of the New York Society of Security Analysts. Mr. Hisey is a graduate with Distinction of the University of Connecticut with a Bachelor of Arts inSoviet and Eastern European Studies. His undergraduate work included studies at Middlebury College and at Leningrad State University in the Former Soviet Union. He also holds an M.B.A. from the University of Connecticut.

     PAVEL TEPLUKHIN is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. He is the President of Troika Dialog Asset Management. Dr. Teplukhin received a diploma inEconomics and a Doctorate in Economic Analysis and Statistics fromMoscow State University. He also received a Master of Science inEconomics/Macroeconomics from the London School of Economics. From 1993-1996 Dr. Teplukhin was Economic Adviser to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation.

     RUBEN VARDANIAN is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund.Mr.Vardanian is

Chairman of the Board of Troika Dialog Asset Management. He is Vice Chairman of the Board of Directors of the Depository Clearing Company. He is a member of the expert council of the Federal Securities Commission of Russia and a Director of the Russian Trading System (RTS). He is also Chairman of the Board of Directors of the Russian Capital markets self-regulatory organization (NAUFOR).Mr. Vardanian received a MastersDegree with Distinction from the Finance Department of Moscow State University.He received post-graduate training with Banca CRT inItaly and with the Emerging Markets Division of Merrill Lynch in New York.


LEXINGTON WORLDWIDE EMERGING MARKETS FUND

     RICHARD T. SALER is the lead manager on an investment management team that manages the Lexington Worldwide Emerging Markets Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of the Manager. Mr. Saler is responsible for international investment analysis and portfolio management at the Manager. He has twelve years of investment experience. Mr. Saler has focused on international markets since first joining the Manager in 1986. In 1991 he was a strategist with Nomura Securities and rejoined the Manager in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

                       MANAGEMENT FEES AND OTHER EXPENSES

     The Manager provides the Funds with advice on buying and selling securities, manages the Funds' Investments, including the placement of orders for portfolio transactions, furnishes the Funds with office space and certain administrative services and provides personnel needed by the Funds with respect to the Manager's responsibilities under the Manager's Investment Management Agreement with each fund. The Manager also compensates the members of the Funds' Board of Directors or Trustees who are interested persons of the Manager, and assumes the cost of printing prospectuses and shareholder reports for dissemination to prospective investors.

     The management fees for all the Funds except Lexington Growth and Income Fund, Lexington GNMA Income Fund and Lexington Money Market Trust are higher than for most mutual funds. However, these management fees are not necessarily greater than the management fees of other investment companies with similar objectives and policies.

     As compensation, each Lexington Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the value of the average daily net assets of that fund, according to the following table.


                                   MANAGEMENT FEE         AVERAGE DAILY NET
                                    (ANNUAL RATE)      ASSETS (IF APPLICABLE)

Lexington Crosby Small Cap
   Asia Growth Fund                    1.25%                       *
--------------------------------------------------------------------------------
Lexington Global Corporate
   Leaders Fund                        1.00%                       *
--------------------------------------------------------------------------------
Lexington International Fund           1.00%                       *
--------------------------------------------------------------------------------
Lexington Ramirez Global
   Income Fund                         1.00%                       *
--------------------------------------------------------------------------------
Lexington Troika Dialog
   Russia Fund                         1.25%                       *
--------------------------------------------------------------------------------
Lexington Worldwide Emerging
   Markets Fund                        1.00%                       *
--------------------------------------------------------------------------------
Lexington Growth and                   0.75%              First $100 million
   Income Fund                         0.60%               Next $50 million
                                       0.50%               Next $100 million
                                       0.40%               Over $250 million
--------------------------------------------------------------------------------
Lexington SmallCap Fund                1.00%                       *
--------------------------------------------------------------------------------
Lexington Goldfund                     1.00%               First $50 million
                                       0.75%               Over $50 million
--------------------------------------------------------------------------------
Lexington GNMA Income Fund             0.60%              First $150 million
                                       0.50%               Next $250 million
                                       0.45%               Next $400 million
                                       0.40%               Over $800 million
--------------------------------------------------------------------------------
Lexington Money Market Trust           0.50%                       *
--------------------------------------------------------------------------------

*One rate applies to the Fund's average daily net assets

     The Manager also serves as the Funds' Administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each fund's administrative operations at cost.

     Each fund is responsible for its own operating expenses including, but not limited to: the Manager's fees; taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, administrator, custodian, legal and auditing fees; shareholder servicing fees including fees to third-party servicing agents; fees and expenses of Director or Trustees who are not interested persons of the Manager; salaries of certain personnel; costs and expenses of calculating its daily net asset value; costs and expenses of accounting, bookkeeping and record keeping required under the Investment Company Act of 1940; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Manager or its affiliates; printing and mailing prospectuses, statements of additional information and reports to shareholders; and other expenses relating to that fund's operations, plus any extraordinary and nonrecurring expenses that are not expressly assumed by the Manager.

     The Manager has agreed to reduce its management fee if necessary to keep total annual operating expenses at or below two and one-half percent (2.50%) of each fund's average daily net assets except for Lexington International Fund, whose annual expenses will be kept at or below one and three-quarters percent (1.75%); Lexington Ramirez Global Income Fund, one and one-half percent (1.50%); Lexington Troika Dialog Russia Fund, three and thirty-five one-hundredths of one percent (3.35%); Lexington GNMA Income Fund, one and one-half percent (1.50%) of average daily net assets up to $30 million and one percent (1.00%) thereafter; and Lexington Money Market Trust, one percent (1.00%). Total annual operating expense limits may also be subject to state blue sky regulations. The Manager also may reduce additional amounts in these or other of the Funds to increase the return to a fund's investors. The Manager may terminate these voluntary reductions at any time.

     In addition, the Manager may elect to absorb operating expenses that a fund is obligated to pay to increase the return to that fund's investors. If the Manager performs a service or assumes an operating expense for which a fund is obligated to pay and the performance of such service or payment of such expense is not an obligation of the Manager under the Investment Management Agreement, the Manager is entitled to seek reimbursement from that fund for the Manager's costs incurred in rendering such service or assuming such expense. The Manager also may compensate broker-dealers and other intermediaries that distribute a fund's shares as well as other service providers of shareholder and administrative services. The Manager may also sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

     The Manager considers a number of factors in determining which brokers or dealers to use for each fund's portfolio transactions. Although these factors are more fully discussed in the Statement of Additional Information, they include, but are not limited to, reasonableness of commissions, quality of services, and execution and availability of research that the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided the Funds receive prompt execution at competitive prices, the Manager also may consider the sale of a fund's shares as a factor in selecting broker-dealers for that fund's portfolio transactions.

     It is anticipated that Troika Dialog may act as the Funds' broker in the purchase and sale of portfolio securities and, in that capacity, will receive brokerage commissions from the Funds. The Funds will use Troika Dialog as its broker only when, in the judgement of the Manager and pursuant to review by the Boards of Directors, Troika Dialog will obtain a price and execution at least as favorable as that available from other qualified brokers. See "Portfolio
Transactions and Brokerage Commissions" in the Statement of Additional Information.

                            HOW TO CONTACT THE FUNDS
     Call a Lexington shareholder service representative Monday-Friday between 9-5 ET for information on the Funds or your account, at:

                  (800) 526-0056 OR (201) 845-7300 FOR SERVICE
                 (800) 526-0052 FOR 24 HOUR ACCOUNT INFORMATION
                 (800) 526-0057 FOR 24 HOUR INVESTOR INFORMATION

     Mail your completed application, any checks, investment or redemption instructions and correspondence to the Transfer Agent:

                            TRANSFER AGENT:
                            State Street Bank and Trust Company
                            c/o National Financial Data Services
                            Lexington Funds
                            1004 Baltimore
                            Kansas City, Missouri 64105

                           HOW TO INVEST IN THE FUNDS

     The Funds' shares are offered directly to the public, with no sales load, at their next determined net asset value after receipt of an order with payment. The Funds' shares are offered for sale by State Street Bank and Trust Company (the "Transfer Agent") and through selected securities brokers and dealers.

     If an order, together with payment in proper form, is received by the Transfer Agent by 4:00 p.m., New York time, on any day that the New York Stock Exchange ("NYSE") is open for trading, fund shares will be purchased at the fund's next-determined net asset value. Orders for fund shares received after the Funds' cutoff times will be purchased at the next-determined net asset value after receipt of the order.

     The Funds' shares may also be purchased through selected broker-dealers or financial institutions who have entered into servicing arrangements with the Funds ("servicing agents"). Such servicing agents are authorized to accept purchase and redemption orders on the Funds' behalf up until 4:00 p.m. New York time, based on the net asset value per share of the fund next computed after the order is placed with the servicing agent. Under these circumstances, the fund would be deemed to have received a purchase or redemption order when the authorized servicing agent accepts the order and it is accepted by the Distributor.

     The minimum  investment  in each fund is  described  in this  section.  The
Manager or the Distributor, in its discretion, may waive these minimums. THE FUNDS DO NOT ACCEPT THIRD-PARTY CHECKS OR CASH INVESTMENTS. THIRD PARTY CHECKS ARE DEFINED AS CHECKS MADE PAYABLE TO SOMEONE OTHER THAN THE FUND. Checks must be in U.S. dollars and, to avoid fees and delays, drawn only on banks located in the U.S. See the Statement of Additional Information for further details.

     The Funds and the Distributor each reserve the right It to reject any order in whole or in part.

INITIAL INVESTMENTS

     MINIMUM INITIAL INVESTMENT (EXCEPT LEXINGTON
       TROIKA DIALOG RUSSIA FUND):                                    $1,000

     MINIMUM INITIAL INVESTMENT FOR THE LEXINGTON TROIKA
       DIALOG RUSSIA FUND:                                            $5,000

     MINIMUM INITIAL INVESTMENT FOR IRAS                                $250


INITIAL INVESTMENTS BY CHECK

   o Complete the New Account Application. Tell us in which fund(s) you want to invest and make your check payable to THE LEXINGTON FUNDS.

   o Mail the New Account Application and check to the Transfer Agent at the address given above. o A charge may be imposed on checks that do not clear.

   o The Funds and the Distributor each reserve the right to reject any purchase order in whole or in part.


INITIAL INVESTMENTS BY WIRE

   o Shares of the Funds may be purchased by wire if a prospectus has been received and read prior to investing. The purchase will be made at the net asset value on the day received if the wire is received prior to 4 pm ET.

   o Telephone the Funds toll-free at 1-800-526-0056. Provide the Fund with your name, dollar amount to be invested and fund(s) in which you want to invest. They will provide you with further instructions to complete your purchase. Complete information regarding your account must be included in all wire instructions to ensure accurate handling of your investment.

   o Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the following:

                  State Street Bank and Trust Company
                  Account No. 99043713
                    Re: Lexington Fund you are investing in
                  Account of (your Registration)
                  Account # (of new account)
                  ABARouting Number 011000028

   o A completed New Account Application must then be forwarded to the Fund at the address on the Application.

   o  Your bank may charge a fee for any wire transfers.

   o The Funds and the Distributor each reserve the right to reject any purchase order in whole or in part.

MINIMUM SUBSEQUENT INVESTMENT:$50

      SUBSEQUENT INVESTMENTS BY CHECK

      o Make your check payable to The Lexington Funds. Enclose the detachable form which accompanies the Transfer Agent's confirmation of a prior transaction with your check. If you do not have the detachable form, mail your check with written instructions indicating the fund name and account number to which your investment should be credited.

      o  A charge may be imposed on checks that do not clear.


      SUBSEQUENT INVESTMENTS BY WIRE

      o You do not need to contact the Transfer Agent prior to making subsequent investments by wire. Instruct your bank to wire funds to the Transfer Agent using the bank wire information under "Initial Investments by Wire" above.


      "LEX-O-MATIC" THE AUTOMATIC INVESTMENT PLAN

      o A shareholder may make additional purchases of shares automatically on a monthly or quarterly basis with the automatic investing plan, "Lex-O-Matic."

      o "Lex-O-Matic" will be established on existing accounts only. You may not use a "Lex-O-Matic" investment to open a new account. The minimum automatic investment amount is $50.

      o  Your bank must be a member of the Automated Clearing House.

      o To establish Lex-O-Matic, attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your Lexington Account Application or your letter of instruction.

      o Investments will automatically be transferred into your Lexington Account from your checking or savings account. The institution must be an Automated Clearing House (ACH) member.

      o Investments may be transferred either monthly or quarterly on or about the 15th day of the month.

      o  You should allow 20 business days for this service to become effective.

      o You may cancel your Lex-O-Matic at any time provided that a letter is sent to the Transfer Agent ten days prior to the scheduled investment date. Your request will be processed upon receipt.

     By investing in the Lexington Funds, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, along with any dividends and capital gain distributions which are paid in additional shares (see "Dividends and Distributions"). Stock certificates will be issued, upon written request, for full shares of Lexington Funds. Certificates will not be issued for 30 days unless payment is made by certified check, cashier's check or federal funds wire. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

     You may purchase shares of the Lexington Funds through broker-dealers or financial institutions that have selling agreements with the Distributor. Broker-dealers and financial institutions that process such orders for customers may charge a fee for their services. The fee may be avoided by purchasing shares directly from the Lexington Funds.


                    HOW TO REDEEM AN INVESTMENT IN THE FUNDS

     The Funds will redeem all or any portion of an investor's outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent. Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three days after receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholders instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. You may redeem shares of the Lexington Funds through broker-dealers or financial institutions that have selling agreements with the Distributor. Broker-dealers and financial institutions that process such orders for customers may charge a fee for their services. The fee may be avoided by redeeming shares directly from the Lexington Funds.

     A 2% redemption fee will be charged on the redemption of shares of the Lexington Troika Dialog Russia Fund held less than 365 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are considered to have been sold first. Redemption fee proceeds will be applied to the Fund's capital.


      REDEEMING BY WRITTEN INSTRUCTION

      o Write a letter giving your name, account number, the name of the fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

      o Signature guarantee your letter if you want the redemption proceeds to go to a party other than the account owner(s), your predesignated bank account or if the dollar amount of the redemption exceeds $25,000. The Transfer Agent requires that the guarantor be either a commercial bank which is a member of the FederalDeposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. CONTACT THE FUND FOR MORE INFORMATION.

      o If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Transfer Agent and the effective date of redemption will be the date received by the Transfer Agent.

      o Checks for redemption proceeds will normally be mailed within three business days, but will not be mailed until all checks in payment for the shares to be redeemed have been cleared. Shareholders who redeem all their shares will receive a check representing the value of the shares redeemed plus the accrued dividends through the date of redemption. Where shareholders redeem only a portion of their shares, all dividends declared but unpaid will be distributed on the next dividend payment date. The Transfer Agent will restrict the mailing of redemption proceeds to a shareholder address of record within 30 days of such address being changed, unless the shareholder provides a signature guaranteed letter of instruction.

      REDEEMING BY TELEPHONE

      o Shares of the Funds may redeemed by telephone. A telephone redemption in good order will be processed at the net asset value of the Fund next determined. There is a maximum telephone redemption limit of $100,000 per business day. Call the Fund between 9 a.m. and 4 p.m. ET toll free at 1-800-526-0056.

      o A redemption authorization and signature guarantee must be given before a shareholder may redeem by telephone. A redemption authorization form is contained in the New Account Application and authorization forms may be obtained by calling the Funds.

      o Shareholders may elect on the redemption authorization form to have redemption proceeds, in any amount of $200 or more, mailed to the registered address or to any other designated person. There is a minimum of $1,000 to have your redemption proceeds wired to a bank account. A new form must be completed whenever these instructions are revised.

      o Telephone redemption privileges may be canceled by instructing the Transfer Agent in writing. Your request will be processed upon receipt.

      o Telephone Exchanges may only involve shares held on deposit by the Transfer Agent, not shares held in certificate form by the shareholder.

      o  Exchange/Redemption   by  telephone,   see  below   "Exchange/Telephone
         Privileges and Restrictions."


     REDEEMING BY CHECK

      o  Checkwriting is available on the Lexington Money Market Trust.

      o The minimum amount per check is $100 or more up to $500,000 at no charge. Checks for less than $100 or over $500,000 will not be honored.

      o  All checks require only one signature unless otherwise indicated.

      o  Canceled checks will be returned to you at the end of each month.

      o Redemption checks are free, but a charge of $15.00 may be imposed for any stop payments requested.

      o  Redemption checks should not be used to close your account.

      o Procedures for redemptions by telephone, at no charge, or check may only be used for shares for which share certificates have not been issued, and may not be used to redeem shares purchased by check which have been on the books of the Fund for less than 15 days.

SYSTEMATIC WITHDRAWAL PLAN

     Under a Systematic Withdrawal Plan, a shareholder with an account value of $10,000 or more in a fund may receive (or have sent to a third party) periodic payments (by check or wire). If the proceeds are to be mailed to a third party a signature guarantee is required. The minimum payment amount is $100 from each fund account. Payments may be made monthly, quarterly, semi-annually or annually. Systematic withdrawals occur on the 28th of each month. If the 28th falls on a weekend or holiday, the withdrawal will occur on the preceding business day. Depending on the form of payment requested, shares may be redeemed up to five business days before the redemption proceeds are scheduled to be received by the shareholder. The redemption may result in the recognition of gain or loss for income tax purposes.

            EXCHANGE/TELEPHONE REDEMPTION PRIVILEGES AND RESTRICTIONS

     Shares of the Lexington Funds may be exchanged for shares of equivalent value of any Lexington Fund. If an exchange involves investing in a Lexington Fund not already owned, the dollar amount of the exchange must meet the minimum initial investment amount. An exchange may result in a recognized gain or loss for income tax purposes. Exchanges over $500,000 may take up to three business days to complete. See the discussion of fund telephone procedures and limitations of liability under "Telephone Transactions" above.

      PURCHASING AND REDEEMING SHARES BY EXCHANGE

      o You may make exchange/redemption requests in writing or by telephone. Telephone exchanges may only be made if you have completed a Telephone Authorization form. Telephone exchanges may not be made within 7 days of a previous exchange.

      o The minimum exchange required is $500, unless a new account is being established.

      o Telephone exchanges/redemptions may only involve shares held on deposit by the Transfer Agent, not shares held in certificate form by the shareholder.

      o Any new account established by a shareholder will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same dividend option as the account from which the shares are transferred.

      o Telephone redemption privileges are not available on retirement plan accounts.

        TELEPHONE EXCHANGE/TELEPHONE REDEMPTION IDENTIFICATION PROCEDURES

     You agree that neither the Distributor, the Transfer Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account. The above provision is subject to the procedures outlined below. The Distributor, the Transfer Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all telephone exchange and telephone redemption transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. If the Shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization.

                        HOW NET ASSET VALUE IS DETERMINED
     The net asset value of each Fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value of each fund's total net assets by the total number of that fund's shares then outstanding.

     As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities traded over-the-counter are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by the Manager and the Boards, in accordance with methods that are specifically authorized by the Boards. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value. When Fund management deems it appropriate prices obtained for the day of valuation from a third party pricing service will be used to value portfolio securities.

     The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of fund shares even without any change in the foreign-currency denominated values of such securities.

     Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect a fund's net asset value.


DISTRIBUTION PLAN

     The Lexington Goldfund, Lexington Growth and Income Fund, Lexington International Fund, Lexington Ramirez Global Income Fund, Lexington SmallCap Fund and Lexington Troika Dialog Russia Fund have each adopted a Distribution Plan. The Distribution Plan provides that the Funds may pay distribution fees up to 0.25% of their average daily net assets for distribution services.


SHAREHOLDER SERVICE AGREEMENTS

     The Funds may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents. The Shareholder Servicing Agents provide various services to shareholders. For these services, each Shareholder Servicing Agent receives fees up to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. The Manager, at no additional cost to the Funds, may pay to Shareholder Servicing Agents additional amounts from its past profits. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. To the extent that a Fund participates in a Distribution Plan, as noted above, the Shareholder Servicing Agents will receive fees of up to 0.25% of the average daily assets from the Distribution Plan.

TAX-SHELTERED RETIREMENT PLANS

     The Funds offers a Prototype Pension and Profit Sharing Plan, including a Keogh Plan, IRA's, Traditional and Roth IRA's, SEP-IRA's and IRA Rollover Accounts, 401(k) Plans and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of LMC. For further information call 1-800-526-0056.


                           DIVIDENDS AND DISTRIBUTIONS

     Each fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of fund distributions are not guaranteed and are at the discretion of the Board. Currently, the Lexington Funds intend to distribute according to the following schedule:


                               INCOME DIVIDENDS                   CAPITAL GAINS
-----------------------------------------------------------------------------------------------

LEXINGTON RAMIREZ GLOBAL       Declared and paid quarterly        Declared and paid annually
   INCOME FUND
-----------------------------------------------------------------------------------------------

LEXINGTON GNMA INCOME FUND     Declared and paid monthly          Declared and paid annually

LEXINGTON CROSBY SMALL CAP     Declared and paid annually         Declared and paid annually
   ASIA GROWTH FUND
LEXINGTON GLOBAL CORPORATE
   LEADERS FUND
LEXINGTON GOLDFUND
LEXINGTON INTERNATIONAL FUND
LEXINGTON SMALLCAP FUND
LEXINGTON TROIKA DIALOG
   RUSSIA FUND
LEXINGTON WORLDWIDE
   EMERGING MARKETS FUND
-----------------------------------------------------------------------------------------------

LEXINGTON GROWTH AND           Declared and paid                  Declared and paid
   INCOME FUND                 semi-annually                      annually
-----------------------------------------------------------------------------------------------
LEXINGTON MONEYMARKET          Declared daily                     Not expected
   TRUST                       and paid monthly
-----------------------------------------------------------------------------------------------


     Unless investors request cash distributions in writing, all dividends and other distributions will be reinvested automatically in additional shares of the applicable fund and credited to the shareholders account at the closing net asset value on the reinvestment date.


DISTRIBUTIONS AFFECT A FUND'S NET ASSET VALUE

     Distributions are paid to you as of the record date of a distribution of a fund, regardless of how long you have held the shares. Dividends and capital gains awaiting distribution are included in each fund's daily net asset value. The share price of a fund drops on the ex-dividend date by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Lexington Growth and Income Fund declared a dividend in the amount of $0.50 per share. If the Lexington Growth and Income Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.50, barring market fluctuations.


"BUYING A DIVIDEND"

     If you buy shares of a fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." In the example above, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.50 per share as a dividend and your shares would now be worth $9.50 per share. Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of net asset value of the Fund, regardless of whether you reinvested the dividends.


                                    TAXATION

     Each of the Funds has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its net investment income (net of expenses) and net capital gains (net of capital losses)to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of its assets. Accordingly, the Funds generally will not be liable for federal income or excise tax except to the extent their earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. If a Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all of its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from a Fund's net long-term capital gains) to the extent of that Fund's current and accumulated earnings and profits.

     For federal income tax purposes, distributions by a Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss that investors (other than certain tax-exempt organizations that have not borrowed to purchase fund shares) receive from the Funds are treated as dividends. Part of the distributions paid by the Funds may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Because it is anticipated that the investment income of the Lexington Crosby Small Cap Asia Growth Fund, the Lexington International Fund, the Lexington Troika Dialog Russia Fund and the Lexington Worldwide Emerging Markets Fund will not include dividends from domestic corporations, none of the ordinary income dividends paid by such Funds should qualify for the dividends-received deduction. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains regardless of the length of time the Fund's shares were held. Distributions of income and capital gains are taxed in the manner described above, whether they are received in cash or reinvested in additional shares of the Funds.

     Each fund will inform its investors of the source of their distributions at the time they are paid, and will, promptly after the close of each calendar
year,   advise   investors  of  the  federal   income  tax  character  of  those
distributions and dividends. Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Funds. Additional information on tax matters relating to the Funds and their shareholders is included in the Statement of Additional Information.


                               GENERAL INFORMATION

THE FUNDS

     The Lexington Money Market Trust and Lexington Ramirez Global Income Fund are business trusts organized under the laws of Massachusetts. The Lexington Crosby Small Cap Asia Growth Fund, Lexington Global Corporate Leaders Fund, Lexington Goldfund, Lexington GNMA Income Fund, Lexington Growth and Income Fund, Lexington International Fund, Lexington SmallCap Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund are Maryland corporations. The assets and liabilities of each business trust and corporation are separate and distinct from each other business trust or corporation.

     The Funds may offer other classes of shares to eligible investors and may in the future designate other classes of shares for specific purposes.

SHAREHOLDER RIGHTS

     Shares issued by the Funds have no preemptive, conversion or subscription rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by each fund and to the net assets of each fund upon liquidation or dissolution. Each fund votes separately on matters affecting only that fund (e.g., approval of the Investment Management Agreement). Voting rights are not cumulative, so the holders of more than 50% of the shares voting in any election of Trustees or Directors can, if they so choose, elect all of the Trustees or Directors of that Fund. Although the Funds are not required, and do not intend, to hold annual meetings of shareholders, such meetings may be called by each Fund's Board at its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Fund for the purpose of electing or removing Trustees or Directors. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees or Directors pursuant to the provisions of
Section 16(c) of the Investment Company Act.


PERFORMANCE INFORMATION

     From time to time, the Funds may publish their total return, and, in the case of certain funds, current yield and tax equivalent yield in advertisements and communications to investors. Total return information generally will include a fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the fund's inception of operations. A fund may also advertise aggregate and average total return information over different periods of time. Each fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period according to a specific formula. Aggregate total return is calculated in a similar manner, except that the results are not annualized. Total return figures will reflect all recurring charges against each fund's income.

     Current yield as prescribed by the SEC is an annualized percentage rate that reflects the change in value of a hypothetical account based on the income received from the fund during a 30-day period. It is computed by determining the net change, excluding capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. See "Performance Information" in the Statement of Additional Information.

     Comparative performance information may be used from time to time in advertising and marketing a Fund's shares. The performance information may include data from sources such as Lipper Analytical Services, Inc. or major market indices. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated.

     Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or current yield for any prior period should not be considered as a representation of what an investors total return or current yield may be in any future period. The Funds' Annual Report contains additional performance information and is available upon request and without charge by calling (800) 526-0056.

CODE OF ETHICS

     The Code of Ethics adopted by the Lexington Funds, the Manager and the Sub-Advisers prohibits affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. The objective of the Code of Ethics is that the operations of the Funds, the Manager and the Sub-Advisers be carried out for the exclusive benefit of the Fund's shareholders. The Funds, the Manager and the Sub-Advisers maintain careful monitoring of compliance with the Code of Ethics.

LEGAL OPINION

     The validity of shares offered by this Prospectus will be passed on by Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022.

SHAREHOLDER REPORTS AND INQUIRIES

      During the year, the Funds will send you the following information:

      o Confirmation statements are mailed after every transaction that affects your account balance, including preauthorized automatic investment, exchange and redemption transactions. Lexington Money Market Trust, Lexington GNMA Income Fund and Lexington Ramirez Global Income Fund provide quarterly confirmation statements. All other Funds will provide confirmation statements annually, unless the account balance is affected by any daily transactions. Shareholders are urged to retain their account statements for tax purposes.

      o Annual and semi-annual reports are mailed approximately 60 days after December 31 and June 30.

      o  1099 tax form(s) are mailed by January 31.

   Unless otherwise requested, only one copy of each shareholder report or other material sent to shareholders will be mailed to each household with accounts under common ownership and the same address regardless of the number of shareholders or accounts at that household or address. Any questions should be directed to The Lexington Funds at (800) 526-0056.

                               BACKUP WITHHOLDING

TAXPAYER IDENTIFICATION NUMBER ("TIN")

   Be sure to complete the Taxpayer Identification Number section of the Fund's application when you open an account. Under the backup withholding rules of the Code, certain shareholders may be subject to 31% backup withholding of federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Funds. In order to avoid backup withholding, a shareholder must provide the Funds with a correct TIN (which for an individual is usually a Social Security number) or certify that the shareholder is a corporation or otherwise exempt from or not subject to backup withholding.

                                   ----------

     THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS UNAUTHORIZED. NO SALESPERSON, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION, OR IN THE FUNDS' OFFICIAL SALES LITERATURE.

--------------------------------------------------------------------------------


                                    GLOSSARY

o BLUE CHIP. The common stocks of a nationally or internationally known company that has a long record of profit growth and dividend payment and a reputation for quality management, products and services. Blue chip stocks typically are relatively high priced and have moderate dividend yields.

o CASH EQUIVALENTS. Cash equivalents are short-term, interest-bearing instruments or deposits and may include, for example, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury Bills, bank money market deposit accounts, master demand notes and money market mutual funds. These consist of high-quality debt obligations, certificates of deposit and bankers' acceptances rated at least A-1 by S&P or Prime1 by Moody's, or the issuer has an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Manager.

o COLLATERAL ASSETS. Collateral assets include cash, letters of credit, U.S. government securities or other high-grade liquid debt or equity securities (except that instruments collateralizing loans by the Money Market Funds must be debt securities rated in the highest grade). Collateral assets are separately identified and rendered unavailable for investment or sale.

o CONVERTIBLE SECURITY. A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

o COVERED CALL OPTION. A call option is "covered" if the fund owns the underlying securities, has the right to acquire such securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an off setting call option.

o COVERED PUT OPTION. A put option is "covered" if the fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

o DEPOSITORY RECEIPTS. Depository receipts include American depository receipts ("ADRs"), European depository receipts ("EDRs"), global depository receipts ("GDRs") and other similar instruments. Depository receipts are receipts typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

o DERIVATIVES. Derivatives include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts and swaps and options on futures contracts on U.S. government and foreign government securities and currencies.

o DOLLAR ROLL TRANSACTION. A dollar roll transaction is similar to a reverse repurchase agreement except it requires a fund to repurchase a similar rather than the same security.

o DURATION. A time measure of a bond's interest-rate sensitivity, based on the weighted average of the time periods over which a bond's cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond's price. (A bonds cash flows consist of coupon payments and repayment of capital). A bond's duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

o EMERGING MARKET COMPANIES. A company is considered to be an emerging market company if its securities are principally traded in the capital market of an emerging market country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in such emerging market countries, regardless of where the securities of such companies are principally trad-ed; or it is organized under the laws of, and with a principal office in, an emerging market country. An emerging market country is one having an economy and market that are or would be considered by the World Bank or the United Nations to be emerging or developing.

o EQUITY DERIVATIVE SECURITIES. These include, among other things, options on equity securities, warrants and future contracts on equity securities.

o EQUITY SWAPS. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (E.G., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swaps transitions may be volatile and may present the fund with counterparty risks.

o  FHLMC. The Federal Home Loan Mortgage Corporation.

o  FNMA. The Federal National Mortgage Association.

o FORWARD CURRENCY CONTRACTS. A forward currency contract is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year. A fund generally enters into forward contracts only under two circumstances. First, if a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Manager believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of a fund's portfolio securities denominated in such currency. A fund will not enter into a forward contract if, as a result, it would have more than one-third of total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused its custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

o FUTURES AND OPTIONS ON FUTURES. An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, a fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns.

  Each fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

o  GNMA. The Government National Mortgage Association.

o HIGHLY RATED DEBT SECURITIES. Debt securities rated within the three highest grades by Standard & Poor's Corporation ("S&P") (AAA to A), Moodys Investors Services, Inc. ("Moody's") (Aaa to A) or Fitch Investor Services, Inc.
   ("Fitch") (AAA to A), or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees. See the Appendix to the Statement of Additional Information for a description of these ratings.

o ILLIQUID SECURITIES. The Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. The Funds also treat repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Funds' Board and guidelines adopted by the Funds' Board, the Manager has determined to be liquid.

o INVESTMENT GRADE. Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB), Moody's (at least Baa) or Fitch (at least Baa) or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees.

o LEVERAGE. Some funds may use leverage in an effort to increase return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. Leveraging also creates interest expenses that can exceed the income from the assets retained.

o OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES. A fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A fund may purchase put and call options on stock indices in order to hedge against risks of stock market or industry wide stock price fluctuations.

o PARTICIPATION INTERESTS. Participation interests are issued by financial institutions and represent undivided interests in municipal securities. Participation interests may have fixed, floating or variable rates of interest. Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying municipal security, without penalty, may terminate its payment obligation. In such event, the Funds must look to the underlying collateral.

o REPURCHASE AGREEMENT. With a repurchase agreement, a fund acquires a U.S. government security or other high-grade liquid debt instrument (for the Money Market Funds, the instrument must be rated in the highest grade) from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price.

o REVERSE REPURCHASE AGREEMENT. In a reverse repurchase agreement, a fund sells to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date.

o RUSSIA. "Russia" refers to the Russian Federation, which does not include other countries that formerly comprised the Soviet Union.

0 RUSSIAN COMPANY. "Russian Company" means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, Russia, (ii) for which the principal equity securities trading market is in Russia, or
   (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia.

1 SECURITIES LENDING. A fund may lend securities to brokers, dealers and other financial organizations. Each securities loan is collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

o  S&P 500. Standard & Poor's 500 Composite Stock Price Index.

o U.S. GOVERNMENT SECURITIES. These include U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

o WARRANT. A warrant typically is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

o WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Funds may purchase U.S. government or other securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a fund. At the time a fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked to market daily. There is a risk that the securities may not be delivered and that the fund may incur a loss.

o ZERO COUPON BONDS. Zero coupon bonds are debt obligations that do not pay current interest and are consequently issued at a significant discount from face value. The discount approximates the total interest the bonds will accrue and compound over the period to maturity or the first interest-payment date at a rate of interest reflecting the market rate of interest at the time of issuance.

                                   ----------

                               INVESTMENT MANAGER
                        Lexington Management Corporation
                                  P.O. Box 1515
                             Park 80 West Plaza Two
                         Saddle Brook, New Jersey 07663

                                   DISTRIBUTOR
                        Lexington Funds Distributor, Inc.
                                  P.O. Box 1515
                             Park 80 West Plaza Two
                         Saddle Brook, New Jersey 07663

                                    CUSTODIAN
                           Chase Manhattan Bank, N.A.
                           1211 Avenue of the Americas
                            New York, New York 10022

                                  LEGAL COUNSEL
                        Kramer, Levin, Naftalis & Frankel
                                919 Third Avenue
                            New York, New York 10022

                                    AUDITORS
                              KPMG Peat Marwick LLP
                                 345 Park Avenue
                            New York, New York 10154

                      All shareholder requests for services
                          of any kind shall be sent to:

                                 TRANSFER AGENT
                       State Street Bank and Trust Company
                      c/o National Financial Data Services
                                 Lexington Funds
                                 1004 Baltimore
                           Kansas City, Missouri 64105

                                   ----------

                LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1998

    This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Crosby Small Cap Asia Growth Fund (the "Fund"), dated May 1, 1998, and as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

                   Shareholder Services Information:-1-800-526-0056
           Institutional/Financial Adviser Services:-1-800-367-9160
                        24 Hour Account Information:-1-800-526-0052

Lexington Management Corporation ("LMC") is the Fund's investment adviser. Crosby Asset Management (US) Inc. ("Crosby") is the Fund's sub-adviser. Lexington Funds Distributor, Inc. is the Fund's distributor.

                                TABLE OF CONTENTS

                                                                            Page

Investment Objective and Policies                                              2

Risk Considerations                                                            3

Management of the Fund                                                         5

Investment Restrictions                                                        7

Investment Adviser, Sub-Adviser, Distributor and Administrator                 9

Portfolio Transactions and Brokerage Commissions                              10

Determination of Net Asset Value                                              11

Telephone Exchange Provisions                                                 11

Tax-Sheltered Retirement Plans                                                12

Tax Matters                                                                   14

Performance Calculation                                                       18

Shareholder Reports                                                           19

Other Information                                                             19

Financial Statements                                                          20

                        INVESTMENT OBJECTIVE AND POLICIES

    For a full description of the Fund's investment objective and policies, see the Prospectus under "Investment Objective and Policies".

CERTAIN INVESTMENT METHODS

    Settlement Transactions- When the Fund enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

    To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

    Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

Portfolio Hedging- Some or all of the Fund's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of LMC or Crosby it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). The Fund, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that the Fund's investment adviser or sub-adviser expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any deemed appropriate by the investment adviser or sub-adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of the total Fund assets.

Forward Commitments-The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Covered Call Options-Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Fund may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the investment adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. The Fund intends to limit transactions as described in this paragraph to less than 5% of total Fund assets. The Fund will not purchase put and call options written by others. Also, the Fund will not write any put options. The Fund will cause its custodian to segregate cash, U.S. Government Securities or other high grade liquid debt obligations having a value sufficient to meet the Fund's obligations under the call options.

Repurchase Agreements-A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States government or its agencies or instrumentalities to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. In addition if bankruptcy proceedings are commenced with respect to the seller, be subject to risks associated with changes in market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by LMC or Crosby to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund.

    Except as otherwise specifically noted, the Fund's investment objective and its investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

                               RISK CONSIDERATIONS

    Investors should recognize that investing in securities of foreign companies and in particular securities of companies domiciled in or doing business in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

Foreign Currency Considerations

    The Fund's assets will be invested in securities of foreign companies and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

    The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Risks Associated With Hedging Transactions

    Hedging transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

    Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

    Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States

    When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

Investment and Repatriation Restrictions

    Some foreign countries may have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act as discussed below under "Investment Restrictions". If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

    In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, while the extent of foreign investment in domestic companies may be subject to limitation in other foreign countries. Foreign ownership limitations also may be imposed by the charters of individual companies in foreign countries to prevent, among other concerns, violation of foreign investment limitations.

    Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

Foreign Securities Markets

    Trading volume on foreign country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

    Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Further, these Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

Economic and Political Risks

    The economies of individual foreign countries in which the Fund invests may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of foreign countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The export driven nature of Asian economies is often dependent on the strength of their trading partners in the United States and Europe, although growing intra-regional trade is seen mitigating some of this external dependence.

     With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.

                             MANAGEMENT OF THE FUND

    The Directors and executive officers of the Fund, their ages as of the Fund's most recent fiscal year-end and their principal occupations are set forth below:

+S.M.S.  CHADHA  (60),  Director.  3/16  Shanti  Niketan,  New Delhi 21,  India.
    Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ROBERT M. DEMICHELE (53), President and Chairman. P.O. Box 1515, Saddle Brook,
    N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; President and Director, Lexington Global Asset Managers, Inc.; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc., Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc.; Director, Chartwell Re Corporation, Claredon
    National Insurance Company, The Navigator's Group, Inc., Unione Italiana Reinsurance, Vanguard Cellular Systems, Inc. and Weeden & Co.; Vice Chairman of the Board of Trustees, Union College and Trustee, Smith Richardson Foundation.

+BEVERLEY C. DUER (68),  Director,  340 East 72nd Street, News York, N.Y. 10021.
    Private Investor. Formerly, Manager of Operations Research Department-CPC International, Inc.

*+BARBARA R. EVANS (37),  Director, 5 Fernwood Road, Summit, N.J. 07901. Private
    Investor. Prior to May, 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation.

*+LAWRENCE  KANTOR (51),  Vice  President and  Director.  P.O. Box 1515,  Saddle
    Brook, N.J 07663. Managing Director, General Manager and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President and General Manager-Mutual Funds, Lexington Global Asset Managers, Inc.

+JERARD F. MAHER (52), Director. 300 Raritan Center Parkway, Edison, N.J. 08818.
    General Counsel, Federal Business Center; Counsel, Ribis, Graham & Curtin.

+ANDREW M. McCOSH (57), Director.  12 Wyvern Park, Edinburgh EH 92 JY, Scotland,
    U.K. Professor of the Organisation of Industry and Commerce, Department of Business Studies, The University of Edinburgh, Scotland.

+DONALD B. MILLER (71),  Director.  10725 Quail Covey Road,  Boynton  Beach,  FL
    33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maquire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services (advertising firm).

+JOHN G. PRESTON (65),  Director.  3 Woodfield  Road,  Wellesley,  Massachusetts
    02181.   Associate   Professor   of   Finance,   Boston   College,   Boston,
    Massachusetts.

+MARGARET W. RUSSELL (77), Director. 55 North Mountain Avenue,  Montclair,  N.J.
    07042. Private Investor. Formerly, Community Affairs Director, Union Camp Corporation.

*CHRISTINA LAM (33),  Vice  President and Portfolio  Manager.  32/F Asia Pacific
    Finance Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. Vice President, Crosby Asset Management.

*SIMON C.N.  THOMPSON  (45),  Vice  President and Portfolio  Manager.  32/F Asia
    Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. Director and Chief Portfolio Investment Strategist of Crosby Asset Management.

*+LISA CURCIO (38), Vice President and Secretary.  P.O. Box 1515,  Saddle Brook,
    N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*+RICHARD M. HISEY (39),  Vice President and Treasurer.  P. O. Box 1515,  Saddle
    Brook, N.J. 07663. Managing Director, Director and Chief Financial Officer, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.; Executive Vice President and Chief Financial Officer, Lexington Global Asset Managers, Inc.

*+RICHARD LAVERY (44), CLU ChFC,  Vice President.  P.O. Box 1515,  Saddle Brook,
    N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*+JANICE  CARNICELLI  (38), Vice President.  P.O. Box 1515,  Saddle Brook,  N.J.
    07663.

*+CHRISTIE  CARR-WALDRON (30),  Assistant Treasurer P.O. Box 1515, Saddle Brook,
    N.J. 07663. Prior to October 1992, Senior Accountant. KPMG Peat Marwick LLP.

*+CATHERINE DiFALCO (28), Assistant Treasurer.  P.O. Box 1515, Saddle Brook, New
    Jersey 07663. Prior to October 1997, Manager, Fund Accounting.

*+SIOBHAN GILFILLAN (34), Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
    07663.

*(D)JOAN K. LEDERER (31),  Assistant  Treasurer.  P.O. Box 1515,  Saddle Brook,
    N.J. 07663. Prior to April 1997, Director of Investment Accounting, Diversified Investment Advisors, Inc. Prior to April 1996, Assistant Vice President, PIMCO.

*+SHERI MOSCA (34),  Assistant  Treasurer.  P.O. Box 1515,  Saddle  Brook,  N.J.
    07663.

*+PETER CORNIOTES (35), Assistant  Secretary.  P.O. Box 1515, Saddle Brook, N.J.
    07663.  Vice  President,   Lexington   Management   Corporation.   Assistant
    Secretary, Lexington Funds Distributor, Inc.

*+ENRIQUE J. FAUST (37), Assistant Secretary.  P.O. Box 1515, Saddle Brook, N.J.
    07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Management Corporation.

* "Interested person" and/or "Affiliated person" of LMC or Crosby as defined in the Investment Company Act of 1940, as amended.

+ Messrs.  Chadha, Corniotes,  DeMichele,  Duer, Faust, Hisey,  Kantor,  Lavery,
  Maher, McCosh, Miller and Preston and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Evans, Gilfillan, Lederer, Mosca. and Russell hold similar officers with some or all of the other investment companies advised and/or distributed by LMC and LFD.

    The Board of Directors met 5 times during the twelve months ended December 31, 1997, and each of the Directors attended at least 75% of those meetings.

Remuneration of Directors and Certain Executive Officers:

    Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof up to a maximum of $9,000 per year for Directors living outside the U.S. and $6,000 per year for Directors living within the U.S. Each Director who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director of other investment companies advised by LMC. Each Director receives a fee, allocated among all investment companies for which the Director serves. Effective September 12, 1995 each Director receives annual compensation of $24,000. Prior to September 12, 1995, the Directors who were not employed by the Fund or its affiliates received annual compensation of $16,000.

    Set forth below is information regarding compensation paid or accrued during the period January 1, 1997 to December 31, 1997 for each Director:

    As of December 31, 1997, the aggregate remuneration paid to the directors was as follows:

-----------------------------------------------------------------------------------------------------
                           Aggregate           Total Compensation From       Number of Directorships
   Name of Director  Compensation from Fund     Fund and Fund Complex            in Fund Complex
-----------------------------------------------------------------------------------------------------
 S.M.S. Chadha              $1,712                     $26,821                          15
-----------------------------------------------------------------------------------------------------
 Robert M. DeMichele           0                         $0                             16
-----------------------------------------------------------------------------------------------------
 Beverley C. Duer           $1,712                     $27,521                          16
-----------------------------------------------------------------------------------------------------
 Barbara R. Evans              0                          0                             15
-----------------------------------------------------------------------------------------------------
 Lawrence Kantor               0                          0                             15
-----------------------------------------------------------------------------------------------------
 Jerard F. Maher            $1,712                     $29,521                          16
-----------------------------------------------------------------------------------------------------
 Andrew M. McCosh           $1,600                     $25,029                          15
-----------------------------------------------------------------------------------------------------
 Donald B. Miller           $1,712                     $26,821                          15
-----------------------------------------------------------------------------------------------------
 Francis Olmsted*           $1,319                     $16,800                         N/A
-----------------------------------------------------------------------------------------------------
 John G. Preston            $1,712                     $26,821                          15
-----------------------------------------------------------------------------------------------------
 Margaret W. Russell        $1,712                     $27,045                          15
-----------------------------------------------------------------------------------------------------
 Philip C. Smith*           $1,220                     $19,200                         N/A
-----------------------------------------------------------------------------------------------------
 Francis A. Sunderland*     $1,140                     $16,800                         N/A
-----------------------------------------------------------------------------------------------------

Retirement Plan for Eligible Directors/Trustees

    Effective September 12, 1995, the Directors instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

    Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

    Set forth in the table below are the estimated annual benefits payable to an eligible Director upon retirement assuming various compensation and years of service classifications. As of December 31, 1997, the estimated credited years of service for Directors Chadha, Duer, Maher, Miller, Preston and Russell are 2, 19, 2, 2, 23, 19 and 16, respectively.

               Highest Annual Compensation Paid by All Funds
               ---------------------------------------------
           $20,000         $25,000      $30,000        $35,000

Years of
Service          Estimated Annual Benefit Upon Retirement
--------         ----------------------------------------
  15       $15,000         $18,750      $22,500        $26,250
  14        14,000          17,500       21,000         24,500
  13        13,000          16,250       19,500         22,750
  12        12,000          15,000       18,000         21,000
  11        11,000          13,750       16,500         19,250
  10        10,000          12,500       15,000         17,500


                             INVESTMENT RESTRICTIONS

    The Fund's investment objective, as described under "Investment Objective and Policies" and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

    (1) the Fund will not issue any  senior  security  (as  defined  in the 1940
        Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

    (2) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
        (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

    (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

    (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

    (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
        (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

    (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

    (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

    (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund .

In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

    (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser or sub-adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

    (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

    (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

    (4) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

    (5) The Fund will not invest for the purpose of exercising control over or management of any company.

    (6) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

    (7) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
        Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

    The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Management Agreement dated May 16, 1995, (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares pursuant to a Distribution Agreement dated May 16, 1995, (the "Distribution Agreement"). LMC has entered into a sub-adviser contract with Crosby Asset Management (US) Inc. under which Crosby will provide the Fund with investment advice and management of the Fund's investment program. LMC makes recommendations to the Fund with respect to its investments and investment policies. These agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement, Sub-Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on May 16, 1995.

    LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC has agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. Total annual operating expenses may also be subject to state blue sky regulations. LMC may terminate this voluntary reduction at any time. LFD pays the advertising and sales expenses related to the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

    The Advisory Agreement, Sub-Advisory Agreement, the Distribution Agreement and the Administrative Services Agreement are subject to annual approval by the Fund's Board of Directors and by the affirmative vote, cast in person at a meeting called for such purpose, of a majority of the Directors who are not parties either to the Advisory Agreement, Sub-Advisory Agreement of the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the Investment Company Act of 1940. As compensation for its services, the Fund pays LMC a monthly management fee at the annual rate of 1.25% of the average daily net assets. This fee is higher than that paid by most other investment companies. However, it is not necessarily greater than the management fee of other investment companies with objectives and policies similar to this Fund. LMC will pay Crosby an annual sub-advisory fee of 0.625% of the Fund's average daily net assets. The sub-advisory fee will be paid by LMC, not the Fund. See "Investment Adviser and Distributor" in the Statement of Additional Information.

    For the fiscal year ended December 31, 1995, the Fund paid LMC $35,576 in investment advisory fees and LMC reimbursed the Fund $50,163 in expense reimbursements. For the fiscal year ended December 31, 1996, the Fund paid LMC $207,247 in investment advisory fees and LMC reimbursed the Fund $36,717 in expense reimbursements. For the fiscal year ended December 31, 1997, the Fund paid LMC $407,615 in investment advisory fees.

    LMC as owner of the registered service mark "Lexington" will sublicense to the Fund to include the word "Lexington" as part of its corporate name subject to revocation by LMC in the event that the Fund ceases to engage LMC or its affiliate as investment adviser or distributor. Crosby Asset Management (US) Inc. has authorized the Fund to include the word "Crosby" as part of it's corporate name subject to revocation by Crosby in the event the Fund ceases to engage Crosby as Sub-adviser. In that event the Fund will be required upon demand of LMC or Crosby to change its name to delete the word "Lexington" or "Crosby" therefrom.

    LMC shall not be liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc., a publicly traded corporation. Descendants of Lunsford
Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

    Crosby Asset Management (US) Inc. (32/F Asia Pacific Finance Tower, Citibank Tower, Citibank Plaza, 3 Garden Road, Central Hong Kong) was established on October 4, 1990 in the British Virgin Islands. Crosby manages assets and provides investment advice for investment companies and institutional private accounts around the world including the United States.

    Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor and Lavery and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Gilfillan, Lederer and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC and LFD by virtue of being officers, directors or employees thereof.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC and Crosby may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of brokers and dealers and the market in which a transaction is executed.
Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC and Crosby may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be a lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met.
Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the person so commissions paid are "reasonable in the relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

    Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for executions services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and Crosby and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC and Crosby or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC and Crosby in carrying out its obligations to the Fund.

    The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

    The Directors have adopted certain procedures incorporating the standards of Rule 17e-1 under the Investment Company Act of 1940, as amended, which require that the commissions paid to LFD or to broker-dealers affiliated with LFD must be "reasonable and fair compared to the commission, fee or other remuneration comparable transactions involving similar transactions and similar securities .
 . . being purchased or sold on a securities . . . exchange during a comparable period of time". Rule 17e-1 and the procedures require the Directors to periodically review the transactions with affiliated broker-dealers and the procedures themselves. The procedures also require LMC and Crosby to furnish reports to the Directors and to maintain records in connection with commissions paid to affiliated broker-dealers.

                        DETERMINATION OF NET ASSET VALUE

    The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See the Prospectus for the further discussion of net asset value.

                          TELEPHONE EXCHANGE PROVISIONS

    Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of seven (7) days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    Telephonic exchanges can only involve shares held on deposit at State Street Bank and Trust Company (the "Agent"); shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD, distributor of the Lexington Group of Mutual Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises, authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. LFD reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days written notice to the address of record. If the shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization .

    Exchange   Authorizations   forms,   Telephone   Authorization   forms   and
prospectuses of the other funds may be obtained from LFD.

    LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Exchange Authorization must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. In each such exchange, the registration of the shares of the Fund being acquired must be identical to the registration of the shares of the Fund being exchanged. Any telephone exchange orders so rejected may be processed by mail.

    This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

                         TAX-SHELTERED RETIREMENT PLANS

    The Fund makes available a variety of Prototype Pension and Profit Sharing plans including a 401(k) Salary Reduction Plan and a 403(b)(7} Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

         INDIVIDUAL RETIREMENT ACCOUNT ("Traditional IRA and ROTH IRA")

What's the Difference between a Traditional IRA and a Roth IRA?

    With a Traditional IRA, an individual can contribute up to $2,000 per year and may be able to deduct the contribution from taxable income, reducing income taxes. Taxes on investment growth and dividends are deferred until the money is withdrawn. Withdrawals are taxed as additional ordinary income when received. Non deductible contributions, if any, are withdrawn tax-free. Withdrawals before age 59-1/2 are assessed a 10% penalty in addition to income tax, unless an exception applies.

    With a Roth IRA, the contribution limits are essentially the same as Traditional IRA's, but there is no tax deduction for contributions. All dividends and investment growth in the account are tax-free. Most important with a Roth IRA: there is no income tax on qualified withdrawals from your Roth IRA. Additionally, unlike a Traditional IRA, there is no prohibition on making contributions to Roth IRAs after turning age 70-1/2, and there's no requirement that you begin making minimum withdrawals at that age.

    The following chart highlights some of the major differences between a Traditional IRA and a Roth IRA:


-----------------------------------------------------------------------------------------------------------
     Characteristics                     Traditional                                Roth
                                             IRA                                    IRA
-----------------------------------------------------------------------------------------------------------
Eligibility                   * Individuals (and their spouses)     * Individuals (and their spouses)
                                who receive compensation              who receive compensation
                              * Individuals age 70-1/2 and over     * Individuals age 70-1/2 may con-
                                may not contribute                    tribute
-----------------------------------------------------------------------------------------------------------
Tax Treatment Contributions   * Subject to limitations, contribu-   * No deduction permitted for
                                tions are deductible                  amounts contributed
-----------------------------------------------------------------------------------------------------------
Contribution Limits           * Individuals may contribute up to    * Individuals may generally con-
                                $2,000 annually (or 100% of           tribute up to $2,000 (or 100% of
                                compensation if less)                 compensation, if less)
                              * Deductibility depends on income     * Ability to contribute phases out
                                level for individuals who are         at income levels of $95,000 to
                                active participants in an             $110,000 (individual taxpayer)
                                employer-sponsored retirement         and $150,000 to $160,000 (mar-
                                plan                                  ried taxpayers)

                                                                    * Overall limit for contributions to
                                                                      all IRA's (Traditional and Roth
                                                                      combined) is $2,000 annually (or
                                                                      100% of compensation, if less)
-----------------------------------------------------------------------------------------------------------
Earnings                      * Earnings and interest are not         * Earnings and interest are not
                                taxed when received by your IRA         taxed when received by your IRA
-----------------------------------------------------------------------------------------------------------
Rollover/Conversions          * Individual may rollover amounts       * Rollovers from other Roth IRAs
                                held in employer-sponsored              or Traditional IRAs only
                                retirement arrangements               * Amounts rolled over (or con-
                                (401(k), SEP IRA, etc.) tax free        verted) from another Traditional
                                to Traditional IRA                      IRA are subject to income tax in
                                                                        the year rolled over or converted
                                                                      * Tax on amounts rolled over or
                                                                        converted in 1998 is spread over
                                                                        four year period (1998-2001)
-----------------------------------------------------------------------------------------------------------
Withdrawals                   * Total (principal + earnings) tax-     * Not taxable as long as a qualified
                                able as income in year                  distribution - generally, account
                                withdrawn (except for any prior         open for 5 years, and age 59-1/2
                                non-deductible contributions)         * Minimum withdrawals not
                              * Minimum withdrawals must                required after age 70-1/2
                                begin after age 70-1/2
-----------------------------------------------------------------------------------------------------------

    The minimum initial investment to establish a tax-sheltered plan is $250. Subsequent investments are subject to a minimum of $50 for each account.

    SELF-EMPLOYED RETIREMENT PLAN (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individual's earned annual income (as defined in the Code) and in applying these limitations not more than $150,000 of "earned income" may be taken into account.

    CORPORATE PENSION AND PROFIT SHARING PLANS: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

    All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the Plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

    An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by the Agent.

                                   TAX MATTERS

    The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

    If the Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years. As of December 31, 1997, the Fund has capital loss carryforwards of $74,006 and $1,553,376, which expire in 2003 and 2005, respectively. Under Code sections 382 and 383, if the Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service) in effect for the month in which the ownership change occurs (the rate for April 1998 is 5.04%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, then any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforward will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

    In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

    Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

    In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

    Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during the year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

    The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, for tax years beginning after December 31, 1997, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

    Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

    Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net shortterm capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (a call or a put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

    The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, and they generally should not qualify for the 70% dividendsreceived deduction for corporate shareholders.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund's disposition of domestic "small business stock" will be subject to tax.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain or unrealized appreciation in the value of assets held by the Fund distributions of such amounts to the shareholder will be taxable in the manner described above, although economically they constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions and the proceeds of redemption of shares, paid to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

    A shareholder will recognize gain or loss on a sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against U.S. withholding tax for the foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on a sale or redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends, and any gains realized upon a sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

    In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

    Rules of state and local taxation of ordinary income and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

                             PERFORMANCE CALCULATION

    For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

P(l + T)n         = ERV

Where:   P        = a hypothetical initial payment of $1,000

         T        = average annual total return

         n        = number of years (1, 5 or 10)

         ERV      = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

    The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The average annual standard total return for the one year period and since commencement (7/3/95) to December 31, 1997 was -42.32% and 12.91%.

                               SHAREHOLDER REPORTS

    Shareholders will receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders will receive annual financial statements audited by KPMG Peat Marwick LLP, the Fund's independent auditors.

                                OTHER INFORMATION

    As of February 19, 1998, the following persons were known by fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of Lexington Crosby Small Cap Asia Growth Fund, Inc : Smith Richardson Foundation, 60 Jesup Road, Westport, Ct 06880, 25% and Piedmont Associates, P.O. Box 20124, Greensboro, NC 27420, 11%.

Lexington Crosby Small Cap Asia Growth Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)

December 31, 1997

  Number of                                      Value
   Shares                Security              (Note 1)
-------------------------------------------------------------------------------
              Common Stock: 97.8%

              China: 32.0%
1,600,000     Hubei Sanonda Company, Ltd.1 ..  $ 644,273
1,100,000     Inner Mongolia Erdos
                Cashmere Products Company,
                Ltd.1 .......................    376,200
  750,000     Shandong Chenming Paper
                Holdings, Ltd.1 .............    529,473
1,799,680     Shanghai Diesel Engine
                Company, Ltd. ...............    226,760
2,700,000     Shanghai Petrochemical
                Company, Ltd. ...............    421,643
1,863,090     Shanghai Tyre & Rubber
                Company, Ltd. ...............    465,772
  450,000     Shenzhen Fangda Company,
                Ltd. ........................    516,890
1,119,000     Tientsin Marine Shipping
                Company, Ltd.1 ..............    529,287
2,000,000     Yizheng Chemical Fibre
                Company, Ltd. ...............    361,371
1,150,000     Zhejiang Southeast Electric
                Power Company, Ltd. "B"1 ....    369,150
                                              ----------
                                               4,440,819
                                              ----------
              Hong Kong: 35.7%
1,100,000     Beijing Datang Power
                Generation Company, Ltd.1 ...    503,984
  252,000     China Resources Enterprise ....    562,655
2,000,000     Dongfang Electrical Machinery
                Company, Ltd. ...............    291,678
  860,000     Founder Hong Kong, Ltd. .......    532,764
  500,000     Guangdong Kelon Electrical
                Holdings Company, Ltd. ......    513,018
   57,000     Hang Seng Bank, Ltd. ..........    549,897
  393,000     Ka Wah Bank ...................    344,903
  163,000     New World Development
                Company, Ltd. ...............    563,791
3,016,000     Semi-Tech (Global), Ltd. ......    494,345
  158,000     Shanghai Industrial
                Holdings, Ltd. ..............    587,280
                                              ----------
                                               4,944,315
                                              ----------
              Indonesia: 0.1%
  199,000     PT Bank Danamon Indonesia ...       12,675
                                             -----------
              Philippines: 1.5%
3,354,000         Asian Terminals, Inc. ...      210,157
                                             -----------
              Singapore: 22.5%
  296,000     Advanced Systems
                Automation, Ltd. ..........      238,917
1,773,000     Datapulse Technology, Ltd.1 .      384,076
  567,000     Delifrance Asia, Ltd. .......      595,624
1,286,000     Informatics Holdings, Ltd. ..      572,424
  508,000     Lindeteves-Jacoberg, Ltd. ...      385,913
  556,000     Osprey Maritime, Ltd. .......      445,476
  364,000     Want Want Holdings1 .........      502,320
                                             -----------
                                               3,124,750
                                             -----------
              Taiwan:  6.0%
  330,000     Delpha Construction
                Company, Ltd. .............      492,974
  100,000     Taiwan Semiconductor
                Manufacturing Company .....      342,854
                                             -----------
                                                 835,828
                                             -----------
              TOTAL INVESTMENTS: 97.8%
                (cost $20,914,674 )
                  (Note 1) ................   13,568,544
                                             -----------
              Other assets in excess
                 of liabilities:  2.2% ....      298,318
                                             -----------
              TOTAL NET ASSETS: 100.0%
                (equivalent to $7.06 per
                share on 1,965,248 shares
                outstanding) ..............  $13,866,862
                                             ===========

1 Non-income producing security.
+  Aggregate cost for Federal income tax purposes is $20,943,194.

--------------------------------------------------------------------------------
At December 31, 1997, the composition of the Fund's net assets by industry concentration was as follows:

Banking ..................................    6.5%
Capital Equipment ........................   12.1
Consumer Durable .........................   13.3
Consumer Nondurable ......................   12.2
Electrical & Electronics .................    5.2
Materials ................................   17.9
Real Estate ..............................   11.7
Services .................................    5.6
Transportation ...........................    7.0
Utilities ................................    6.3
Other assets .............................    2.2
                                            -----
  Total Net Assets .......................  100.0%
                                            =====


    The Notes to Financial Statements are an integral part of this statement.

Lexington Crosby Small Cap Asia Growth Fund, Inc.
Statement of Assets and Liabilities
December 31, 1997

Assets
Investments, at value (cost $20,914,674) (Note 1) ..................     $13,568,544
Cash ...............................................................         167,702
Foreign currency (cost $6,908) .....................................           6,546
Receivable for investment securities sold ..........................         263,117
Receivable for shares sold .........................................         182,231
Dividends and interest receivable ..................................          54,905
Deferred organization expense, net (Note 1) ........................          34,945
                                                                         -----------
           Total Assets                                                   14,277,990
                                                                         -----------
Liabilities
Due to Lexington Management Corporation (Note 2) ...................          17,596
Payable for shares redeemed ........................................         352,283
Accrued expenses ...................................................          41,249
                                                                         -----------
           Total Liabilities .......................................         411,128
                                                                         -----------
Net Assets (equivalent to $7.06 per share on 1,965,248 shares
outstanding) (Note 3) ..............................................     $13,866,862
                                                                         ===========
Net Assets consist of:
Capital stock--authorized 1,000,000,000 shares,
  $.001 par value per share ........................................     $     1,965
Additional paid in capital (Note 1) ................................      23,866,929
Accumulated deficit (Note 1) .......................................         (57,394)
Accumulated net realized loss on investments and foreign currency
  holdings (Notes 1 and 6) .........................................      (2,598,140)
Unrealized depreciation on investments and foreign
 currency holdings .................................................      (7,346,498)
                                                                         -----------
           Total Net Assets                                              $13,866,862
                                                                         ===========


    The Notes to Financial Statements are an integral part of this statement.






Lexington Crosby Small Cap
Asia Growth Fund, Inc.
Statement of Operations
Year ended December 31, 1997

Investment Income
Dividends ....................   $   561,213
Interest .....................       120,630
                                   ---------
                                     681,843
Less: foreign tax expense ....        34,767
                                   ---------
       Total investment income                $   647,076
Expenses
   Investment advisory fee (Note 2)  407,615
   Transfer agent and shareholder
     servicing expense (Note 2) ...   93,432
Custodian expense .................   79,952
   Printing and mailing expenses ..   41,470
   Registration fees ..............   30,116
   Accounting expenses (Note 2) ...   27,227
   Professional fees ..............   17,519
   Directors' fees and expenses ...   16,683
   Amortization of organization
     costs (Note 1) ...............   13,501
   Computer processing fees .......    8,361
   Other expenses .................   14,505
                                   ---------
     Total expenses ...............               750,381
                                              -----------
       Net investment loss ........              (103,305)
Realized and Unrealized Loss
on Investments (Note 4)
   Net realized loss on:
       Investments ...............(2,080,649)
       Foreign currency
         transactions ............  (179,845)
                                   ---------
         Net realized loss .......             (2,260,494)
   Net change in unrealized
     appreciation on:
     Investments ..............  (11,521,341)
     Foreign currency translation
        of other assets and
        liabilities ..............      (150)
                                   ---------
       Net change in unrealized
        appreciation .............            (11,521,491)
                                             ------------
       Net realized and
        unrealized loss ..........            (13,781,985)
                                              -----------
Decrease in Net Assets
  Resulting from Operations ......           $(13,885,290)
                                              ===========
Lexington Crosby Small Cap
Asia Growth Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1997 and 1996


                                             1997         1996
                                            ----------   ---------
Net investment loss .....................   $(103,305)  $(106,176)
Net realized loss from investments
   and foreign currency transaction .....  (2,260,494)   (334,704)
Net change in unrealized
   appreciation of investments and
   foreign currency translation ......... (11,521,491)  4,045,291
                                                      ------------
       Increase (decrease) in net
         assets resulting from
         operations ..................... (13,885,290)  3,604,411
Distributions to shareholders in
   excess of net investment income
   (Note 1) .............................     --           (14,172)
Increase in net assets from capital
   share transactions (Note 3) ..........3,955,680      11,270,269
                                                      ------------
       Net increase (decrease)
         in net assets ................ (9,929,610)     14,860,508
Net Assets:
   Beginning of period ................ 23,796,472       8,935,964
                                                      ------------
   End of period (including
     accumulated deficit of $57,394
     and distributions in
     excess of net investment
     income of $22,305, 1997 and 1996,
     respectively) ..................  $13,866,862     $23,796,472
                                       ==========       ==========


  The Notes to Financial Statements are an integral part of these statements.



LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

1.  SIGNIFICANT ACCOUNTING  POLICIES

Lexington  Crosby Small Cap Asia Growth Fund,  Inc.  (the "Fund") is an open-end diversified  management  investment  company  registered  under  the  Investment
Company Act of 1940,  as amended.  The Fund's  investment  objective  is to seek
long-term  capital   appreciation   through  investment  in  common  stocks  and
equivalents   of   companies   domiciled  in  the  Asia  region  with  a  market
capitalization of less than $1 billion. The Fund commenced operations on July 3,
1995. The following is a summary of significant  accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security  transactions are accounted for on a trade date basis.
Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions.
These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign exchange contracts outstanding at December 31, 1997.

     FEDERAL   INCOME  TAXES  It  is  the  Fund's  policy  to  comply  with  the requirements of the Internal  Revenue Code  applicable to "regulated  investment companies"  and to  distribute  all of its taxable  income to its  shareholders.
Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital
gains  are  normally  declared  and  paid  annually,   but  the  Fund  may  make
distributions  on  a  more  frequent  basis  to  comply  with  the  distribution requirements of the Internal  Revenue Code. The character of income and gains to be distributed are determined in accordance  with income tax  regulations  which may differ from generally accepted accounting principles.  At December 31, 1997, reclassifications  were made to the Fund's capital accounts to reflect permanent book/tax  differences  and income and gains  available  for  distribution  under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION EXPENSES Organization expenses aggregating $67,351 have been deferred and are being amortized on a straight-line basis over five years.



LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

1.  SIGNIFICANT ACCOUNTING POLICIES (continued)

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an  investment  advisory fee to Lexington  Management  Corporation
("LMC") at the rate of 1.25% of average  daily net assets.  In  connection  with providing  investment  advisory  services,  LMC has entered into a  sub-advisory contract with Crosby Asset Management (U.S.), Inc. ("Crosby") under which Crosby provides the Fund with investment management services.  Pursuant to the terms of the  sub-advisory  contract  between LMC and  Crosby,  LMC pays Crosby a monthly sub-advisory  fee at the annual rate of 0.625% of the Fund's  average  daily net assets.  For 1997, LMC has agreed to voluntarily limit the total expenses of the
Fund  (excluding  interest,   taxes,  brokerage  commissions  and  extraordinary
expenses but including  management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. No reimbursement was required for the year ended December 31, 1997.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder  servicing costs of $56,400 which are incurred by the Fund, but paid by LMC.

3.  CAPITAL STOCK

     Transactions in capital stock were as follows:


                                                               Year ended
                                          December 31, 1997                    December 31, 1996
                                  --------------------------------      ------------------------------
                                      Shares            Amount              Shares           Amount
                                      ------            -------             ------           -------
Shares sold ....................     6,779,615        $83,723,229          2,376,604       $26,361,583
Shares issued on reinvestment
   of dividends ................        --                 --                  1,043            11,526
                                     ---------         ----------          ---------        ----------
                                     6,779,615         83,723,229          2,377,647        26,373,109
Shares redeemed ................    (6,757,851)       (79,767,549)        (1,349,951)      (15,102,840)
                                     ---------         ----------          ---------        ----------
Net increase ...................        21,764         $3,955,680          1,027,696       $11,270,269
                                     =========         ==========          =========        ==========

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, excluding short-term securities, were $59,279,828 and $55,799,577, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $855,420 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $8,230,070.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

5.  INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as the result of the potential inability of counterparties to meet the terms of their contracts.

6.  FEDERAL INCOME TAXES--CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards available for Federal income tax purposes as of December 31, 1997 are:

         $74,006 expiring in 2003; and
         $1,553,376 expiring in 2005.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

7.  OPTION CONTRACTS

Premiums paid when call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premiums paid for the option. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The following call option transactions occurred during the year ended December 31, 1997:

                                                        Call Options
                                           -----------------------------------
                                                                 Number of
                                              Cost            Shares Optioned
                                           ----------        ----------------
Outstanding at December 31, 1996            $ 206,830             43,000
Options purchased                                  --                 --
Options closed                               (206,830)           (43,000)
                                            ---------            -------
Outstanding at December 31, 1997            $      --                 --
                                            =========            =======

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                                        July 3, 1995
                                                                                        (commencement
                                                                                      of operations) to
                                                                                         December 31,

                                                                  1997          1996        1995
                                                                ----------    --------    ---------
Net asset value, beginning of period .........................   $  12.24     $   9.76     $ 10.00
                                                                 --------     --------     -------
Income (loss) from investment operations:
    Net investment income (loss) .............................      (0.05)       (0.05)       0.02
    Net realized and unrealized gain (loss) on investments and
        foreign currency transactions ........................      (5.13)        2.54       (0.24)
                                                                 --------     --------     -------
    Total income (loss) from investment operations ...........      (5.18)        2.49       (0.22)
                                                                 --------     --------     -------
Less distributions:
    Distributions from net investment income .................         --           --       (0.02)
    Distributions in excess of net investment income
        (temporary book-tax difference) ......................         --        (0.01)         --
                                                                 --------     --------     -------
Net asset value, end of period ...............................   $  7.06      $  12.24     $  9.76
                                                                 ========     ========     =======
Total return .................................................    (42.32%)      25.50%     (4.39)%*
Ratio to average net assets:
    Expenses, before reimbursement or waivers ................      2.30%        2.64%       3.51%*
    Expenses, net of reimbursement or waivers ................      2.30%        2.42%       1.75%*
    Net investment loss, before reimbursement
      or waivers .............................................     (0.32%)      (0.86%)    (1.24)%*
    Net investment income (loss) .............................     (0.32%)      (0.64%)      0.52%*
Portfolio turnover rate ......................................    187.41%      176.49%      40.22%*
Average commission paid on equity security transactions** ....   $  0.005          --           --
Net assets, end of period (000's omitted) ....................   $ 13,867     $23,796     $  8,936
                                                                 ========     ========    ========

  * Annualized
** The average commission paid on equity security transactions for the year ended December 31, 1996 was less than $0.005 per share of securities purchased and sold. In accordance with SEC disclosure guidelines, the average commissions paid on equity security transactions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Crosby Small Cap Asia Growth Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Crosby Small Cap Asia Growth Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended, the statement of changes in net assets for the two-year ended and the financial highlights for the two-year period then ended and for the period from July 3, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Crosby Small Cap Asia Growth Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, and changes in its net assets for the two-year period then ended and the financial highlights for the two-year period then ended and for the period from July 3, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
February 4, 1998